For International Diversification

Global &
International Funds

(various photos demonstrating service and guidance, professional management and goals)

service and guidance

professional management

1998

Annual Report

goals

International Equity Fund
Global Bond Fund
Global Equity Fund
Emerging Markets Fund


DELAWARE
INVESTMENTS
--------------
Philadelphia o London

A TRADITION OF SOUND INVESTING

commitment

A Commitment
To Our Investors

(photo of globes)

(photo of illustration from
International Diversification Brochure)

Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.

   Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London. Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuities and closed-end funds as well as offer a wide range of retirement plan services for individuals and businesses.

   Delaware manages approximately $45 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors.

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Table of Contents

Letter to Shareholders                                       Page           1
Portfolio Managers' Review                                   Page           3
Performance Summary                                          Page          12
Statements of Net Assets                                     Page          16
Financial Highlights                                         Page          26

Global & International
Funds' Objectives

International Equity Fund

Seeks to provide long-term growth without undue risk to principal by investing primarily in international equity securities with the potential for capital appreciation and income.

Global Bond Fund

Seeks to provide current income consistent with the preservation of principal by investing primarily in international bonds that may also provide the potential for capital appreciation.

Global Equity Fund

Seeks to achieve long-term total return by investing in global securities that the Fund's management believes will provide the potential for capital appreciation and income.

Emerging Markets Fund

Seeks to provide long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging market countries.

international
   diversification

Jeffrey Nick Named Chairman

On December 17, 1998, Jeffrey J. Nick was named Chairman of the Delaware Investments Family of Funds. He replaces Wayne A. Stork who has retired as Chairman of the Board of Directors, but continues to serve as a Board Member. Mr. Nick was named President and Chief Executive Officer of Delaware Investments Family of Funds in October 1997. He has been CEO of Lincoln National Investment Companies since October 1996 and previously managed Lincoln's operations in the United Kingdom. Mr. Nick holds an MBA from the University of Chicago and a bachelor of arts degree from Princeton University.

tradition
                                                            for international
                                                             diversification
                                                                    1
December 18, 1998

Dear Shareholder:

IN FISCAL 1998, INTERNATIONAL

investors weathered what may have been the most serious economic storm since World War II. The interdependent nature of the world economies was evident, as the financial turmoil that began in Asia nearly 18 months ago became a global problem, resulting in slowing economies, rising national debt levels and the devaluation of numerous currencies.

   As Asia's slumping nations began to devalue their currencies, exports from healthier economies became more expensive to Asian consumers. This weakened an already slack demand for foreign goods, services and raw materials supplied by their trade partners. Economies in all parts of the world struggled as a result and corporate earnings began to fall short of expectations.

   In August, global markets declined sharply following the devaluation of Russia's currency, as leaders in that country announced that they would not be able to pay their bills, thereby forcing creditors to renegotiate the country's debt obligations. This was the first time in recent market history that an established government, normally considered to be a relatively secure issuer, defaulted on its national debt.

   The inability of Japan to reverse four consecutive quarters of economic decline and Brazil's burgeoning national debt added to investor concern about the safety of international investment portfolios. During fiscal 1998, many international investors responded to this concern by reallocating assets in their portfolio into the universally accepted safe-haven of U.S. Treasury Bonds, sending thirty-year yields to their lowest level since 1967.

   As the Pacific Rim recession made its mark on the world in 1998, results for Delaware Investments global and international funds were disappointing. During fiscal 1998, we attempted to reduce the volatility of our international portfolios by concentrating on stocks and bonds in Europe, the Americas and the more stable


Average Annual Total Returns
--------------------------------------------------------------------------------
Periods Ended November 30, 1998

                                                             12 Months                 Lifetime
---------------------------------------------------------------------------------------------------------
International Equity Fund A Class (Est. 10/31/91)              +8.75%                   +9.91%
Lipper International Equity Fund Average                      +10.43% (511 funds)       +9.47% (65 funds)
Morgan Stanley Europe Australia Far East (EAFE) Index         +16.44%                   +8.16%
---------------------------------------------------------------------------------------------------------
Global Bond Fund A Class (Est. 12/27/94)                       +5.47%                   +9.93%
Lipper Global Income Fund Average                              +5.55% (145 funds)       +8.62% (91 funds)
Saloman Smith Barney World Government Bond Index              +15.58%                  +10.53%
---------------------------------------------------------------------------------------------------------
Global Equity Fund A Class (Est. 12/27/94)*                    +8.83%                  +14.75%
Lipper Global Equity Fund Average                             +10.56% (217 funds)      +14.12% (111 funds)
Morgan Stanley World Index                                    +19.98%                  +17.49%
---------------------------------------------------------------------------------------------------------
Emerging Markets Fund A Class (Est. 6/10/96)                  -31.66%                  -13.27%
Lipper Emerging Markets Fund Average                          -25.32 (155 funds)       -13.59% (105 funds)
Morgan Stanley Emerging Markets Free Index                    -24.56%                  -18.56%
---------------------------------------------------------------------------------------------------------

All performance is at net asset value and assumes reinvestment of distributions. For complete performance for all Fund Classes and expense information, including waivers, see pages 12 to 15. The unmanaged Morgan Stanley World Index and Salomon Smith Barney World Government Bond Index include U.S. market performance. The Morgan Stanley Europe Australia Far East Index and the Morgan Stanley Emerging Markets Free Index are also unmanaged. All returns stated in U.S. dollars. Past performance does not guarantee future results.
* Effective July 21, 1998, Global Assets Fund was renamed Global Equity Fund and its investment focus was changed. The Fund's Lipper Analytical Services peer group was changed to the Global Equity Fund category at this time.

for international
 diversification
       2

Pacific Rim countries. In most cases, this strategy helped to preserve principal, but also limited our funds' abilities to benefit from higher capital appreciation available in other markets.

   While the last 12 months have tested the resolve of international investors, we believe there are reasons to anticipate improved performance in 1999. Central banks in 22 countries lowered interest rates a combined total of 55 times in the 15 weeks following the devaluation of the ruble. This demonstrates the willingness of international governments to add liquidity to financial markets, thus stimulating their domestic economies. Also, the intervention of the International Monetary Fund is having a dual benefit: providing struggling economies with much-needed cash, while at the same time requiring them to improve their fiscal policies.

THE INTERVENTION OF THE INTERNATIONAL MONETARY FUND IS HAVING A DUAL BENEFIT:
PROVIDING STRUGGLING ECONOMIES WITH MUCH-NEEDED CASH, WHILE AT THE SAME TIME REQUIRING THEM TO IMPROVE THEIR FISCAL POLICIES.

   During times of increased market volatility it is important to remember that international investing requires patience and a long-term perspective. For their lifetime periods, all four of Delaware Investments global and international funds have outperformed their peers and provided investors with attractive options for diversifying their overall investment portfolio.

   In our opinion, the long-term performance of our global and international funds demonstrates the effectiveness of Delaware's consistent value approach to investing. Together with our investment professionals in London, we thank you for your continued confidence in Delaware Investments.

Sincerely,


/s/ Jeffrey J. Nick
-----------------------
Jeffrey J. Nick
Chairman, President and
Chief Executive Officer
Delaware Investments Family of Funds

global
   discipline

American investors measure
their results in U.S. dollars.
As this table shows,                PERFORMANCE OF INTERNATIONAL MARKETS
international currency changes     ---------------------------------------------------------------------
can either add or subtract          December 31, 1997 - December 31, 1998
from returns. Delaware
Investments attempts to manage                            Return in Currency     Effect      Return in
currency fluctuations by                                     Local Currency    on Return    U.S. Dollars
limiting our investments in         ---------------------------------------------------------------------
countries where, in our             Australia                   +12.68%          -5.87%        +6.07%
opinion, the currency is            Canada                       +0.75%          -6.84%        -6.14%
extremely overvalued. If we do      France                      +31.43%          +7.69%       +41.54%
make such an investment we may      Germany                     +19.89%          +7.96%       +29.43%
attempt to reduce some of the       Japan                        -8.87%         +15.27%        +5.05%
risk by using financial             New Zealand                 -14.95%          -9.02%       -22.62%
strategies that allow us to         United Kingdom              +16.50%          +1.12%       +17.80%
convert the currency into U.S.      ---------------------------------------------------------------------
dollars at a predetermined          Source: Morgan Stanley. This illustration is not intended to represent
rate.                               past or future Delaware Investments fund performance. Past performance is not a guarantee  of future results.

                                                            for international
                                                             diversification
                                                                    3

PORTFOLIO MANAGERS' REVIEWS

INTERNATIONAL EQUITY FUND                          (photo of family on beach)
BY CLIVE A. GILLMORE AND NIGEL G. MAY
Senior Portfolio Managers,
Delaware International Advisers Ltd.

INVESTMENT STRATEGY

International Equity Fund focuses on dividend paying stocks in established markets, with a heavy concentration in Western Europe. The Fund rounds out its portfolio with select holdings in the Pacific Rim that meet our strict value discipline. Since the Fund's inception in 1991, International Equity Fund has invested for long-term growth by selecting stocks that appear to be selling below their genuine worth.

strategy

   Our research begins with an evaluation of the potential effects of a country's currency fluctuations, inflation, local economy and political issues. Next we look for companies that offer superior income and capital appreciation potential. International Equity Fund's process for selecting stocks, known as the dividend discount approach, has historically allowed the Fund to enjoy a lower risk profile than many other international funds, as shown below.

   International Equity Fund also attempts to reduce investment risk through defensive currency hedging, a strategy which can help protect the dollar value of the Fund's investments. In general, the Fund uses forward currency contracts to limit the risk of loss should the hedged currency decline in value.

   This year, we defensively hedged the British pound, due to our heavy exposure to U.K. securities and our belief that the currency was somewhat overvalued. The added expense of these currency contracts limited the Fund's total return but also reduced the risk to capital of fluctuating exchange rates.


YOUR FUND'S ATTRACTIVE RISK PROFILE
MORNINGSTAR RISK SCORES
--------------------------------------------------------------------------------
PERIODS ENDED NOVEMBER 30, 1998

                                      International Equity     Foreign Stock
                                               Fund             Fund Average
--------------------------------------------------------------------------------
Three Years (324 funds)                        0.68                 0.72
Five Years (154 funds)                         0.65                 0.75
--------------------------------------------------------------------------------

The average risk factor for all equity funds equals 1.00. Numbers greater than
1.00 indicate more relative risk, less than 1.00 indicates lower relative risk. Past performance does not guarantee future results. To calculate risk, Morningstar concentrates on those months during which a fund underperformed the average return of a three-month U.S. Treasury bill's return and divides the result by the total number of months in the rating period. The fund's average monthly loss is then compared with the average monthly loss for the fund's investment class. The resulting risk rating expresses how risky the fund is relative to the average fund in the investment class. For example, the average risk rating for the fund's investment class is 1.00, a Morningstar risk rating of 1.35 reveals that the fund has been 35% riskier than the average fund in the same category for the period considered.

for international
 diversification
       4

STRATEGIC POSITIONING

In fiscal 1998, the performance of International Equity Fund was curtailed by a steep stock market decline during the third quarter. As the financial crisis in Japan and other parts of Asia spread to Russia and Latin America, the pace of investors "flight to quality" quickened. U.S. Treasuries became the investment of choice for international investors seeking a safe haven during economic turmoil.

   Historically, International Equity Fund has maintained significant positions in the United Kingdom and Western Europe. Throughout the first half of the fiscal year, this emphasis helped boost the Fund's returns. During the summer, however, our U.K. and Western European holdings suffered. As the pace of global economic decline accelerated, market volatility increased and concerned investors sold the stocks of even strong performing companies.

   International Equity Fund returned a disappointing +8.75% for the 12 months ended November 30, 1998 (for Class A shares at net asset value with distributions reinvested). This return was just more than half the return of the Fund's unmanaged benchmark, the Morgan Stanley Capital International Europe Australia Far East (EAFE) Index. In fiscal 1998, your Fund's lower-risk approach to investing led us to avoid financial services companies. In Continental Europe, this market sector performed well for most of the year, and reduced the Fund's performance relative to the Index. We avoided financial service companies because we expect the European Monetary Union to reduce the regulation of financial services companies. This could result in a consolidation in the industry and limit the potential for long-term growth.

   Your Fund has historically kept its holdings in Japanese stocks smaller than the EAFE Index. In fiscal 1998, we took advantage of falling prices in the Japanese market and added to our weighting throughout the fiscal year. Although the Fund was underexposed to Japan, relative to the Index, we were more heavily invested there than in the past. In some cases, we had a heavier weighting in Japanese stocks than similar international funds. We increased the Fund's Japanese position based on our belief that improved efforts to reform the nation's banking system, falling interest rates and the strong financial position of many Japanese consumers had improved the prospects for economic recovery.

YOUR FUND'S LOW TURNOVER APPROACH
--------------------------------------------------------------------------------
AVERAGE ANNUAL TURNOVER 1993-1998

                                       International   Morningstar Foreign
                                        Equity Fund    Stock Fund Category
--------------------------------------------------------------------------------
1993                                         24%         54% (161 funds)
1994                                         27%         55% (269 funds)
1995                                         21%         62% (345 funds)
1996                                          9%         63% (414 funds)
1997                                          8%         65% (439 funds)
1998                                          5%         70% (587 funds)*
--------------------------------------------------------------------------------
*  Through November 30, 1998 for Morningstar average.
Source: Morningstar Inc.

                                                            for international
                                                             diversification
                                                                    5

OUTLOOK

In the coming year, we expect market volatility to remain high, reflecting concerns over Asian, Russian and Latin American economic difficulties. We also think that slowing U.S. earnings and problems with hedge funds could reduce the return on international investments.

   Despite a stock market rebound in the Far East last October and November, we expect to keep our position in Japan relatively small. We do, however, believe that Japan's current economic weakness is beginning to offer significant value to investors and long-term potential for capital appreciation.

outlook

   We are optimistic about a bank bailout package, approved by the Japanese parliament in October of 1998. This 60 trillion yen ($509 billion) package uses taxpayers' money to recapitalize failing banks, which should speed up the process of economic recovery. We will continue to closely monitor the condition of the Japanese economy in the coming year.

   On January 1, 1999, the European Community introduced a new currency, the "Euro." This unified European currency is expected to enhance trade in the continent and ease investors concerns over currency fluctuations. The Euro conversion is also expected to help reduce economic differences and facilitate trade among the participating European members. While the initial reaction is positive, issues of labor mobility, nationalism and the ability of the Central European Bank to remain independent, create some uncertainty for long-term prospects.

WE VIEW THE EURO CONVERSION AS A POSITIVE DEVELOPMENT THAT SHOULD HELP TO REDUCE ECONOMIC DIFFERENCES AND FACILITATE TRADE AMONG THE PARTICIPATING EUROPEAN MEMBERS.

INTERNATIONAL EQUITY FUND'S COUNTRY ALLOCATION VS.
MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE AUSTRALIA FAR EAST INDEX
--------------------------------------------------------------------------------
NOVEMBER 30, 1998

                                   International        Morgan Stanley Capital
                                    Equity Fund        International EAFE Index

United Kingdom                         28.9%                    21.7%
Australia/New Zealand                  14.0%                     2.9%
Japan                                  15.4%                    21.3%
Netherlands/Belgium                     9.2%                     7.2%
Germany                                11.4%                    10.9%
France                                  8.9%                     9.5%
Hong Kong                               2.5%                     2.0%
Singapore/Malaysia                      1.1%                     1.1%
Spain                                   6.5%                     3.4%
for international
 diversification
       6

GLOBAL BOND FUND
BY IAN G. SIMS AND
CHRISTOPHER A. MOTH

Senior Portfolio Managers,
Delaware International Advisers Ltd.

INVESTMENT STRATEGY
Global Bond Fund relies on income potential as the key measure of value when selecting bonds. Our research focuses on long-term factors, such as inflation trends, which we believe will have a fundamental impact on long-term results.

   The Fund also places a high priority on bond quality. As of fiscal year end, the average bond quality of Global Bond Fund's portfolio was rated "AA+" by Standard & Poor's.

   In general, we look for bonds with an average maturity between five and 10 years. Bonds in this maturity range normally provide lower yields than longer term investments. However, we believe this defensive posture allows the Fund to earn an attractive level of income without the increased exposure to interest rate fluctuations of longer term bonds. When investing overseas, your Fund attempts to earn a rate of return that is substantially higher than the U.S. inflation rate.

STRATEGIC POSITIONING
The U.S. bond market was strong throughout fiscal 1998. U.S. Treasury bonds, in particular, enjoyed a year of unparalleled popularity. Investors seeking a safe haven amid turbulent global economic conditions created strong demand for Treasuries. Yields on long-term Treasury bonds fell to their lowest levels in more than thirty years. Because our focus is on undervalued bonds and high income potential, Global Bond Fund did not have large holdings of U.S. Treasuries (8% of the Fund as of 11/30/98). Therefore, we did not fully participate in the U.S. Treasury bond market rally.

   Global Bond Fund's total return for the 12 months ended November 30, 1998 was +5.47% (for Class A shares at net asset value with distributions reinvested) and strategic
   positioning

Global Bond Fund Portfolio Highlights
--------------------------------------------------------------------------------
November 30, 1998

--------------------------------------------------------------------------------
Current 30-Day SEC Yield                                        3.77%*
Highest Concentration - Western Europe                   43.7% of net assets
Average Effective Duration                                      4.6 years
Average Effective Maturity                                      6.7 years
Average Quality                                                  AA+
--------------------------------------------------------------------------------
* For Class A shares, measured according to Securities and Exchange Commission guidelines, SEC 30-day yield was 3.27%, 3.28% and 4.27% for Class B, Class C and Institutional Class shares. Performance information for all classes can be found on pages 12 and 13.

                                                            for international
                                                             diversification
                                                                    7

(photo of globes)

reflects the Fund's substantial underweighting in the U.S. bond market. During the period, performance for the fund fell short of the benchmark Salomon Smith Barney World Government Bond Index, which had 31% of assets allocated to Treasuries at fiscal year end. Over its lifetime period, however, Global Bond Fund has outperformed a peer group of similar funds (please see Average Annual Total Returns table on page 1).

   The currencies of Canada, New Zealand and Australia have historically been closely linked to commodity prices. A slowing global economy reduced the prices for commodities around the world. Currencies in these nations were weak against the U.S. dollar making preservation of capital difficult. Global funds often mitigate the risks of currency fluctuations by defensively hedging with forward currency contracts. Global Bond Fund did not extensively hedge currencies over the last 12 months because the expense of this strategy would have lowered the Fund's income potential.

   Over the last 12 months, Global Bond Fund favored investments in countries outside of the U.S. because we viewed the U.S. bond market as overvalued. As of fiscal year end, your Fund allocated the largest portion of its assets (20.2%) to Canadian bonds. In our opinion, the Canadian dollar offered superior value over the U.S. dollar, and a higher average annual real yield.

   In South Africa, bond prices collapsed early in the summer following a 20% devaluation of the rand. We took advantage of those exceptional bond market values based on our belief that the South African Government was fundamentally sound. Global Bond Fund benefited from yields that approached 15% and price appreciation that occurred as the South African bond market began to recover in late August and September.

OUTLOOK
We expect the widespread impact of the Asian recession to continue to suppress economic growth both in the U.S. and abroad. This should keep inflation under control and may provide an incentive for further interest rate cuts as nations attempt to keep their economies out of recession.

GLOBAL BOND FUND BENEFITED FROM YIELDS THAT APPROACHED 15% AND PRICE APPRECIATION THAT OCCURRED AS THE SOUTH AFRICAN BOND MARKET BEGAN TO RECOVER IN LATE AUGUST AND SEPTEMBER.

   While the current economic trend toward slowing global economic growth suggests that inflation will remain benign in the near future, Global Bond Fund applies a long-term outlook to investing. In our view, the current willingness of governments to stimulate economic growth with lower interest rates could eventually lead to higher inflation.

   We will continue to limit the Fund's exposure to the risk of higher inflation by maintaining a relatively short average effective maturity. We expect to maintain our overweight position in U.S. inflation-indexed bonds, which pay a coupon that rises with inflation. We view these fixed-income securities as undervalued due to the potential for higher inflation in the future.

outlook

   Global Bond Fund's allocation to corporate bonds in fiscal 1998 was less than our peer group because we viewed the market as overpriced. However, recent investor preference for safer investments has resulted in higher prices for government bonds and better value in the corporate market. We expect to increase our allocation to corporate bonds during the coming year.

for international
 diversification
       8

GLOBAL EQUITY FUND
BY ELIZABETH A. DESMOND
Senior Portfolio Manager,
Delaware International Advisers Ltd.
AND ROBERT L. ARNOLD
Senior Portfolio Manager,
Delaware Management Company

A NEW INVESTMENT STRATEGY

From its inception at the end of 1994 until July of this year, Global Equity Fund combined multiple types of U.S. and foreign securities into one fund and was called Global Assets Fund. We developed this strategy to provide shareholders with an all-in-one approach to global investing.

   Our research showed, however, that many investors and their advisers prefer mutual funds that invest in only one or two asset classes. In July, we eliminated the Fund's bond component in favor of stocks from around the world. The Fund's new name, Global Equity Fund, reflects that focus.

   Global Equity Fund's fundamental objective, to achieve long-term total return, remains the same. The Fund's risk profile may increase as a result of these modifications and the amount of dividend income available for distribution is expected to be less. However, we believe the benefits of a potentially larger shareholder base will improve the Fund's long-term performance.

STRATEGIC POSITIONING
Over the last 12 months, Global Equity Fund has weathered some of the most volatile market conditions seen in world equity markets in recent history. Market and Fund performance were tempered by sharp declines in most parts of the world during the third quarter. Russia's devaluation of the ruble, Japan's procrastination at reforming its financial institutions, continued weakness in Asia, and evidence of economic problems in Latin America all contributed to the downturn in global equity markets. Simultaneously, corporate profits across a wide range of industries in all major markets declined.

strategy

   Global Equity Fund provided a total return of +8.83% (for Class A shares at net asset value with distributions reinvested) for the 12 months ended November 30, 1998. Despite a good absolute return, Fund performance modestly lagged a peer group of similarly managed funds, and was disappointing in comparison to the Fund's benchmark, the Morgan Stanley World Index. The Fund's avoidance of U.S. growth stocks, which were some of the best performing



GLOBAL EQUITY FUND'S ASSET MIX
--------------------------------------------------------------------------------
November 30, 1998

Cash & Other Assets      3.7%
Pacific Rim Stocks      18.3%
European Stocks         45.4%
U.S Stocks              32.6%
                                                            for international
                                                             diversification
                                                                    9

investments during the fiscal year, helps explain this underperformance.

   Following the same investment strategy as International Equity Fund (see review on page 3), Global Equity Fund had a higher concentration of stocks from the United Kingdom, Australia and New Zealand than the Morgan Stanley World Index. We viewed these markets as offering global investors attractive value at a prudent level of risk. Returns in these countries, particularly in the commodity-driven markets of Australia and New Zealand, were below expectations in fiscal 1998 due to weak demand for goods and raw materials from most of Asia and other emerging nations.

   While nearly 34% of the Fund's assets were invested in the U.S. equity market at fiscal year end, this was less than the benchmark. As a value investor, we believed that other international markets offered superior opportunities for capital appreciation, especially considering our belief that the U.S. dollar was overvalued. U.S. equities, however, performed well for the fiscal year. Because we had a smaller percentage of assets in U.S. equities than the Morgan Stanley World Index, we were unable to keep pace with its performance.

   One of the Fund's better-performing securities during the fiscal year, GTE, came from the U.S. telecommunications sector. GTE's price increased after it was acquired by Bell Atlantic. Investors expected the synergy of these two companies to result in enhanced cellular, long-distance and internet services.

   The Fund's largest U.S. holding, Phillip Morris, also performed well during fiscal 1998. Over the last several years, the possibility of increased government regulation of the tobacco industry and reduced corporate earnings resulted in lower prices for Phillip Morris stock. As a value manager, we saw Phillip Morris as a company with strong fundamentals and the potential to recover from short-term investor concerns. Global Equity Fund benefited from the strong performance of Phillip Morris in 1998, as increased government regulation became less likely and investors anticipated an earnings rebound.

WE EXPECT LOW YIELDS IN THE GLOBAL BOND MARKET TO SUPPORT THE PERFORMANCE OF GLOBAL EQUITY INVESTMENTS DURING THE COMING YEAR.

OUTLOOK
The Morgan Stanley World Index gained back much of its third quarter losses following interest rate cuts in the fall. While we expect market volatility to continue, in our opinion, further sharp stock market declines are unlikely in the near future. We are, however, concerned that rising labor costs and fiscal problems in some financial markets could put additional pressure on corporate profits.

outlook

   Should economic conditions stabilize in Japan, as we believe they will, this will speed the recovery process in worldwide economies. We also expect low yields in the bond market to support the performance of global equity investments during the coming year.

   Our name has changed, but Global Equity Fund's long term, value-oriented philosophy has not. We will continue to limit our investments in the U.S. and Japan, where we believe stocks are still somewhat overvalued, and instead focus the majority of Global Equity Fund's assets on developed markets such as Australia, New Zealand, the U.K., and selected continental European markets.


(photo of couple talking
to financing advisor)
for international
 diversification
       10

EMERGING MARKETS FUND
BY CLIVE A. GILLMORE, ROBERT
AKESTER AND JOSHUA BROOKS
Senior Portfolio Managers,
Delaware International Advisers Ltd.

INVESTMENT STRATEGY
Emerging Markets Fund focuses on companies with attractive performance records in developing markets. The Fund follows a value discipline and exhibits a higher dividend yield and lower price-to-earnings and price-to-book value ratios than its benchmark, the Morgan Stanley Emerging Markets Free Index. In this underresearched asset class there are greater than usual opportunities to discover companies that are relatively unknown or temporarily out of favor which we feel have the potential to rise in value to their actual worth.

   While the Fund is focused on value stocks, our analysis uses a discounted cash flow approach to identify stocks where growth is underpriced. Given the higher degree of risk associated with investing in emerging markets, your Fund maintained a portfolio that was invested in 71 different companies from 24 emerging markets countries at the end of the fiscal year. Over the long term we believe this broad investment scope helps reduce investment risk.

STRATEGIC POSITIONING
In fiscal 1998, Asia's financial recession spread to nearly every corner of the world and led to disappointing performance in most investment sectors. For emerging markets investors, the impact was nothing short of profound. Over the last six months, Russia devalued the ruble and defaulted on certain of its debt obligations and Brazil's escalating budget deficit resulted in a cash exodus from the country. These events sent stock prices in emerging market nations plummeting.

   In this environment, the preservation of capital became virtually impossible for emerging market funds during 1998. For the 12 months ended November 30, 1998, Emerging Markets Fund (for Class A shares at net asset value with distributions reinvested) lost 31.66% of its net asset value. This loss was higher than both the Fund's benchmark index and the average return of other funds with similar investment objectives.

strategic
   positioning

EMERGING MARKETS FUND: FOCUSING ON LATIN AMERICA AND EUROPE
--------------------------------------------------------------------------------
COUNTRY/REGION ALLOCATION AS OF NOVEMBER 30, 1998

U.S. Cash Equivalents           1.8%
Latin America*                 37.8%
Eastern Europe & Russia        11.0%
Middle East**                   7.3%
India                           4.1%
China (Hong Kong)               8.4%
Taiwan                          2.1%
Thailand                        6.2%
Malaysia                        6.5%
Other Pacific Rim***            1.6%
South Africa                   13.2%

* Argentina, Brazil, Chile, Mexico, Peru ** Egypt, Israel, Turkey. *** Indonesia, South Korea.

                                                            for international
                                                             diversification
                                                                    11

(photo of glasses, pen & keyboard)

   Disappointing performance of the Fund over the past 12 months can be attributed in part to the underperformance of value stocks relative to growth stocks and of smaller companies relative to larger. This anomaly is expected to be corrected in due course once short-term concerns subside and investors begin to focus more on the fundamental worth of companies.

   At fiscal year end, the largest percentage of your Fund's assets was invested in Brazil. Toward the end of the summer, a growing budget deficit and heavy government borrowing reawoke fears that Brazil, like Russia, would devalue its currency. Stock prices collapsed as investors pulled their assets out of the country.

   While progress has been made, as of your Fund's fiscal year end, governmental attempts to reform fiscal policies in Brazil continued to meet with resistance. President Fernando Henrique Cardoso has, however, demonstrated a sincere commitment to lower the nation's budget deficit by cutting expenditures and increasing tax revenue. Despite concerns about the Brazilian government defaulting on its loans and fear of currency devaluation, the positive news is that stock prices remained inexpensive. Even defensive utility stocks with strong balance sheets were selling at half of their book value. While the performance of Emerging Markets Fund holdings in Brazil had a negative impact in fiscal 1998, we believe the fund is well-positioned for a potential rebound in the next few years.

OUTLOOK
Emerging Markets Fund shareholders had little to cheer about in fiscal 1998, but we see a silver lining to the dismal 1998 performance of emerging markets investments. In our opinion, stocks in Brazil and other emerging markets now offer investors compelling value and the potential for substantial gains as world economies begin to stabilize.

   Governments in the developed countries are showing a willingness to provide additional liquidity, through lower interest rates, to help stimulate slowing economies. The International Monetary Fund is also helping emerging countries reduce the severity of financial difficulties before they escalate, by offering standby lines of credit. We believe IMF intervention will help reduce investors concerns about currency devaluations and loan defaults, which should reduce capital outflows from emerging market nations.

IN OUR OPINION, STOCKS IN BRAZIL AND OTHER EMERGING MARKETS NOW OFFER INVESTORS COMPELLING VALUE AND THE POTENTIAL FOR SUBSTANTIAL GAINS AS WORLD ECONOMIES BEGIN TO STABILIZE.

   In our view, underperformance in emerging markets has been intensified this year by speculation and emotion. As global economic turmoil intensified, many investors pulled their money out of emerging markets, without regard to the performance of specific companies. We believe this has created vast opportunities to purchase good companies at exceptional prices. In the coming year, we expect short-term volatility to continue, but we remain convinced that for investors with a horizon of at least five to seven years and the ability to accept the special risks involved with developing countries, emerging markets investments offer good opportunities for long-term capital appreciation.

outlook
for international
 diversification
      12

PERFORMANCE SUMMARY

INTERNATIONAL EQUITY FUND PERFORMANCE
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
OCTOBER 31, 1991 TO NOVEMBER 30, 1998
--------------------------------------------------------------------------------
                                                    Morgan Stanley Capital
                         International Equity         International EAFE
                             Fund A Class                   Index
Oct. '91                       $ 9,425                     $10,000
Nov. '91                       $ 9,095                     $ 9,536
Nov. '92                       $ 9,082                     $ 8,794
Nov. '93                       $11,178                     $10,962
Nov. '94                       $12,209                     $12,622
Nov. '95                       $13,207                     $13,619
Nov. '96                       $16,405                     $15,265
Nov. '97                       $16,941                     $15,246
Nov. '98                       $18,423                     $17,804

Chart assumes $10,000 invested on October 31, 1991, and includes the effect of the 5.75% maximum front-end sales charge and the reinvestment of all distributions. Performance of other classes of International Equity Fund will vary due to differing charges and expenses. Past performance does not guarantee future results.

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH NOVEMBER 30, 1998

                                          Lifetime     Five Years     One Year
--------------------------------------------------------------------------------
Class A (est. 10/31/91)
   Excluding Sales Charge                   +9.91%       +10.51%        +8.75%
   Including Sales Charge                   +9.00%        +9.20%        +2.52%
--------------------------------------------------------------------------------
Class B (est. 9/6/94)
   Excluding Sales Charge                   +7.57%                      +8.03%
   Including Sales Charge                   +7.20%                      +3.03%
--------------------------------------------------------------------------------
Class C (est. 11/29/95)
   Excluding Sales Charge                  +10.81%                      +8.04%
   Including Sales Charge                  +10.81%                      +7.04%

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original share price. Past performance does not guarantee future results. Performance excluding sales charges for B and C Classes assumes contingent sales charges did not apply or the investment was not redeemed. Performance excluding sales charges for Class A, assumes the front-end sales charge did not apply.

Voluntary expense limitations were in effect for each Fund for the periods shown. Performance would have been lower without the limitations.

Class A shares have a maximum front-end sales charge of 5.75% and a 12b-1 fee. Global Bond Fund has a front-end maximum sales charge of 4.75% and a 12b-1 plan. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee, and a deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies. Institutional Class shares for each Fund, which are available without sales or asset-based distribution charges only to certain eligible institutional accounts, provided the following returns for the listed periods ended November 30, 1998.
                                    Lifetime   Five Years     One Year
International Equity Fund*           +10.20%     +10.83%       +9.10%
Global Bond Fund**                   +10.27%                   +5.88%
Global Equity Fund**                 +15.08%                   +9.07%
Emerging Markets Fund***             -12.98%                  -31.55%

  * Initially offered on 11/9/92. Lifetime performance commenced 10/31/91. For periods prior to 11/9/92, performance is based on A Class performance, adjusted to eliminate the sales charges, but not Class A's asset-based distribution charge.
 ** Initially offered on 12/27/94.
*** Initially offered 6/10/96.

                                                             for international
                                                              diversification
                                                                     13

GLOBAL BOND FUND PERFORMANCE
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED
DECEMBER 27, 1994 TO NOVEMBER 30, 1998

                  Global Bond Fund A Class             Salomon Brothers World
                                                          Govt Bond Index
Dec. '94                 $ 9,524                             $10,000
Mar. '95                 $ 9,772                             $11,093
Jun. '95                 $10,332                             $11,686
Sep. '95                 $10,934                             $11,563
Dec. '95                 $11,512                             $11,904
Mar. '96                 $11,544                             $11,681
Jun. '96                 $11,794                             $11,729
Sep. '96                 $12,356                             $12,050
Dec. '96                 $12,878                             $12,336
Mar. '97                 $12,498                             $11,826
Jun. '97                 $12,827                             $12,184
Sep. '97                 $13,074                             $12,340
Dec. '97                 $12,964                             $12,366
Mar. '98                 $13,072                             $12,463
Jun. '98                 $13,035                             $12,710
Sep. '98                 $13,562                             $13,768
Nov. '98                 $13,827                             $13,976

Chart assumes $10,000 invested on December 27, 1994, and includes the effect of the 4.75% maximum front-end sales charge and the reinvestment of all distributions. Performance of other classes of Global Bond Fund will vary due to differing charges and expenses. Past performance does not guarantee future results.

Global Bond Fund
--------------------------------------------------------------------------------
Average Annual Total Returns Through November 30, 1998

                                                Lifetime         One Year
Class A (est. 12/27/94)
   Excluding Sales Charge                         +9.93%          +5.47%
   Including Sales Charge                         +8.57%          +0.45%
--------------------------------------------------------------------------------
Class B (est. 12/27/94)
   Excluding Sales Charge                         +9.15%          +4.59%
   Including Sales Charge                         +8.55%          +0.59%
--------------------------------------------------------------------------------
Class C (est. 11/29/95)
   Excluding Sales Charge                         +5.98%          +4.71%
   Including Sales Charge                         +5.98%          +3.71%

Returns reflect reinvestment of distributions and any applicable sales charges as noted on page 12. Return and share value will fluctuate so that shares, when redeemed may be worth more or less than the original share price. Past performance does not guarantee future results. Performance excluding sales charges for B and C Classes assumes contingent sales charges did not apply or the investment was not redeemed. Performance excluding sales charges for Class A assumes the front-end sales charge did not apply.

See page 12 for important additional information about each class and Institutional Class performance.

for international
 diversification
       14

GLOBAL EQUITY FUND PERFORMANCE
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED
DECEMBER 27, 1994 TO NOVEMBER 30, 1998

                                                        Morgan Stanley Capital
                     Global Equity Fund A Class       International World Index
Dec. '94                      $ 9,425                       $10,000
Mar. '95                      $10,075                       $10,472
Jun. '95                      $10,693                       $10,942
Sep. '95                      $11,305                       $11,567
Dec. '95                      $11,744                       $12,132
Mar. '96                      $12,083                       $12,640
Jun. '96                      $12,404                       $13,021
Sep. '96                      $12,778                       $13,210
Dec. '96                      $13,564                       $13,830
Mar. '97                      $13,574                       $13,884
Jun. '97                      $14,883                       $15,990
Sep. '97                      $15,241                       $16,463
Dec. '97                      $15,062                       $16,074
Mar. '98                      $16,362                       $18,392
Jun. '98                      $16,257                       $18,783
Sep. '98                      $14,696                       $16,547
Nov. '98                      $16,183                       $19,122

Chart assumes $10,000 invested on December 27, 1994, and includes the effect of the 5.75% maximum front-end sales charge and the reinvestment of all distributions. Performance of other classes of Global Equity Fund will vary due to differing charges and expenses. Past performance does not guarantee future results.

Global Equity Fund*
--------------------------------------------------------------------------------
Average Annual Total Returns Through November 30, 1998

                                                      Lifetime     One Year
--------------------------------------------------------------------------------
Class A (est. 12/27/94)
   Excluding Sales Charge                              +14.75%      +8.83%
   Including Sales Charge                              +13.04%      +2.55%
--------------------------------------------------------------------------------
Class B (est. 12/27/94)
   Excluding Sales Charge                              +13.94%      +7.97%
   Including Sales Charge                              +13.41%      +3.13%
--------------------------------------------------------------------------------
Class C (est. 11/29/95)
   Excluding Sales Charge                              +11.26%      +8.00%
   Including Sales Charge                              +11.26%      +7.03%

Returns reflect reinvestment of distributions and any applicable sales charges as noted on page 12. Return and share value will fluctuate so that shares, when redeemed may be worth more or less than the original share price. Past performance does not guarantee future results. Performance excluding sales charges for B and C Classes assumes contingent sales charges did not apply or the investment was not redeemed. Performance excluding sales charges for Class A assumes the front-end sales charge did not apply.

See page 12 for important additional information and Institutional Class performance.

* Effective July 21, 1998, the Fund was renamed Global Equity Fund (formerly Global Assets Fund) and its investment focus was changed, eliminating the Fund's bond component in favor of stocks.

                                                            for international
                                                             diversification
                                                                    15

EMERGING MARKETS FUND PERFORMANCE
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED
JUNE 10, 1996, TO NOVEMBER 30, 1998
                                                      Morgan Stanley Capital
                                                           International
                Emerging Markets Fund A Class       Emerging Markets Free Index
Jun. '96                 $ 9,425                              $10,000
Jun. '96                 $ 9,472                              $10,000
Jul. '96                 $ 9,067                              $ 9,298
Aug. '96                 $ 9,463                              $ 9,523
Sep. '96                 $ 9,491                              $ 9,592
Oct. '96                 $ 9,312                              $ 9,329
Nov. '96                 $ 9,397                              $ 9,530
Dec. '96                 $ 9,544                              $ 9,507
Jan. '97                 $10,457                              $10,147
Feb. '97                 $10,894                              $10,575
Mar. '97                 $10,694                              $10,271
Apr. '97                 $10,970                              $10,253
May. '97                 $11,407                              $10,518
Jun. '97                 $12,111                              $11,059
Jul. '97                 $12,253                              $11,203
Aug. '97                 $11,331                              $ 9,764
Sep. '97                 $11,826                              $10,020
Oct. '97                 $10,124                              $ 8,368
Nov. '97                 $ 9,696                              $ 8,057
Dec. '97                 $ 9,671                              $ 8,251
Jan. '98                 $ 8,910                              $ 7,604
Feb. '98                 $10,148                              $ 8,398
Mar. '98                 $10,330                              $ 8,762
Apr. '98                 $10,340                              $ 8,667
May. '98                 $ 8,981                              $ 7,479
Jun. '98                 $ 7,641                              $ 6,695
Jul. '98                 $ 7,783                              $ 6,907
Aug. '98                 $ 5,490                              $ 4,910
Sep. '98                 $ 5,804                              $ 5,221
Oct. '98                 $ 6,149                              $ 5,771
Nov. '98                 $ 6,626                              $ 6,379

Chart assumes $10,000 invested on June 10, 1996, and includes the effect of the 5.75% maximum front-end sales charge and the reinvestment of all distributions. Performance of other classes of Emerging Markets Fund will vary due to differing charges and expenses. Past performance does not guarantee future results

EMERGING MARKETS FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH NOVEMBER 30, 1998

                                                 Lifetime          One Year
--------------------------------------------------------------------------------
Class A (est. 6/10/96)
   Excluding Sales Charge                        -13.27%            -31.66%
   Including Sales Charge                        -15.32%            -35.58%
--------------------------------------------------------------------------------
Class B (est. 6/10/96)
   Excluding Sales Charge                        -13.84%            -32.11%
   Including Sales Charge                        -14.82%            -35.29%
--------------------------------------------------------------------------------
Class C (est. 6/10/96)
   Excluding Sales Charge                        -13.89%            -32.21%
   Including Sales Charge                        -13.89%            -32.85%

Returns reflect reinvestment of distributions and any applicable sales charges as noted on page 12. Return and share value will fluctuate so that shares, when redeemed may be worth more or less than the original share price. Past performance does not guarantee future results. Performance excluding sales charges for B and C Classes assumes contingent sales charges did not apply or the investment was not redeemed. Performance excluding sales charges for Class A assumes the front-end sales charge did not apply.

See page 12 for important additional information and Institutional Class performance.

16 for international diversification

FINANCIAL STATEMENTS

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC.
INTERNATIONAL EQUITY SERIES
STATEMENT OF NET ASSETS

NOVEMBER 30, 1998
--------------------------------------------------------------------------------
                                                     NUMBER         MARKET VALUE
                                                   OF SHARES          (U.S. $)
                                                   -----------------------------
COMMON STOCK  97.87%
AUSTRALIA  11.12%
 Amcor ..................................          1,380,000         $ 6,012,087
+CSR ....................................          2,482,874           5,969,531
 Fosters Brewing Group ..................          4,561,165          11,939,841
+National Australia Bank ................            652,518           9,757,105
 Orica ..................................            734,300           4,056,420
                                                                     -----------
                                                                      37,734,984
                                                                     -----------
 BELGIUM - 2.13%
 Electrabel .............................             18,679           7,210,938
                                                                     -----------
                                                                       7,210,938
                                                                     -----------
 FRANCE - 8.90%
+Alcatel Alsthom ........................             58,531           7,749,516
 Compagnie de Saint Gobain ..............             45,975           6,799,419
 Elf Aquitaine ..........................             61,865           7,722,573
 Societe Generale .......................             50,118           7,906,286
                                                                     -----------
                                                                      30,177,794
                                                                     -----------
GERMANY - 11.36%
 Bayer ..................................            182,090           7,782,129
 Bayerische Vereinsbank .................             98,800           8,894,070
 Continental ............................            119,500           2,990,939
+RWE ....................................            168,000           8,945,191
 Siemens ................................            139,900           9,918,237
                                                                     -----------
                                                                      38,530,566
                                                                     -----------
 HONG KONG - 2.51%
 Hong Kong Electric .....................          1,482,000           4,928,834
 Wharf Holdings .........................          2,258,000           3,572,554
                                                                     -----------
                                                                       8,501,388
                                                                     -----------
 JAPAN - 15.42%
 Canon ..................................            418,000           9,230,444
 Eisai ..................................            734,000          11,322,102
 Hitachi ................................            620,000           3,729,815
+Kinki Coca-Cola Bottling ...............            183,000           2,124,538
 Koito Manufacturing ....................            679,000           2,833,416
+Matsushita Electric ....................            704,000          11,316,581
 West Japan Railway .....................              2,720          11,769,920
                                                                     -----------
                                                                      52,326,816
                                                                     -----------
 MALAYSIA - 0.30%
 Oriental Holdings Berhad ...............            320,000             328,205
 Sime Darby Berhad ......................            966,000             674,485
                                                                     -----------
                                                                       1,002,690
                                                                     -----------

                                                     NUMBER         MARKET VALUE
                                                   OF SHARES          (U.S. $)
                                                   -----------------------------
 COMMON STOCK (Continued)

 NETHERLANDS - 7.06%
 Elsevier .....................................       573,000      $ 7,530,986
 Koninklijke Van Ommeren ......................        66,000        2,108,129
 Royal Dutch Petroleum ........................       140,280        6,728,445
 Unilever .....................................        97,120        7,602,796
                                                                   -----------
                                                                    23,970,356
                                                                   -----------
 NEW ZEALAND - 2.92%
+Carter Holt Harvey ...........................     1,117,300        1,062,018
+Telecom Corporation of New Zealand ...........     2,079,920        8,847,387
                                                                   -----------
                                                                     9,909,405
                                                                   -----------
 SINGAPORE - 0.80%
 Jardine Matheson Holdings Limited ............       802,287        2,727,776
                                                                   -----------
                                                                     2,727,776
                                                                   -----------
 SPAIN - 6.47%
+Banco Central Hispanoamericano ...............       750,111        8,644,106
 Iberdrola ....................................       215,000        3,567,162
 Telefonica de Espana .........................       206,727        9,730,012
                                                                   -----------
                                                                    21,941,280
                                                                   -----------
 UNITED KINGDOM - 28.88%
 Bass .........................................       676,607        9,354,594
 BG ...........................................     1,245,000        8,560,309
 Blue Circle Industries .......................     1,713,254        8,691,832
 Boots ........................................       607,500        9,852,450
 British Airways ..............................     1,194,570        8,238,200
 Cable & Wireless .............................       820,000       10,484,797
*Centrica .....................................       935,000        1,939,832
 GKN ..........................................       775,800        8,588,489
 Great Universal Stores .......................       740,200        7,718,104
 Rio Tinto ....................................       724,700        8,530,936
 Taylor Woodrow ...............................     2,780,825        7,386,590
 Unigate ......................................     1,103,000        8,653,076
                                                                   -----------
                                                                    97,999,209
                                                                   -----------
 Total Common Stock (cost $298,964,329) .......                    332,033,202
                                                                   -----------

 WARRANTS - 0.00%
 HONG KONG - 0.00%
*Wharf Holdings 12/31/99 ......................       112,900           13,269
                                                                   -----------
 Total Warrants (cost $0) .....................                         13,269
                                                                   -----------
                                           for international diversification 17

INTERNATIONAL EQUITY SERIES
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                       PRINCIPAL   MARKET VALUE
                                                         AMOUNT       (U.S. $)
                                                     --------------------------
REPURCHASE AGREEMENTS  3.86%
With Chase Manhattan 5.25% 12/01/98
   (dated 11/30/98, collateralized by
   $2,859,000 U.S. Treasury Notes 6.25%
   due 10/31/01, market value $2,996,999
   and $1,830,000 U.S. Treasury Notes
   5.50% due 02/28/03, market value
   $1,911,029) ....................................... $4,808,000    $4,808,000

With J.P. Morgan Securities 5.15% 12/01/98
   (dated 11/30/98, collateralized by
   $975,000 U.S. Treasury Notes 5.75%
   due 10/31/00, market value $999,157
   and $1,172,000 U.S. Treasury Notes 7.50%
   due 11/15/01, market value $1,266,268
   and $1,429,000 U.S. Treasury Notes
   6.375% due 08/15/02, market value
   $1,536,577) .......................................  3,717,000     3,717,000

With PaineWebber 5.29% 12/01/98
   (dated 11/30/98, collateralized by
   $2,859,000 U.S. Treasury Bills due
   02/18/99, market value $2,830,884
   and $1,429,000 U.S. Treasury Notes
   5.875% due 11/15/99, market value
   $1,449,012 and $376,000 U.S. Treasury
   Notes 5.875% due 02/15/00,
   market value $387,507) ............................  4,574,000     4,574,000
                                                                    -----------
Total Repurchase Agreements
   (cost $13,099,000) ................................               13,099,000
                                                                    -----------

TOTAL MARKET VALUE OF SECURITIES  101.73%
   (cost $312,063,329) .........................................   $345,145,471
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS  (1.73%) .......     (5,862,740)
                                                                    -----------

NET ASSETS APPLICABLE TO 22,115,430 SHARES ($0.01 PAR
   VALUE) OUTSTANDING  100.00% .................................   $339,282,731
                                                                   ============

NET ASSET VALUE  INTERNATIONAL EQUITY SERIES A CLASS
   ($122,609,433 / 7,997,091 shares) ...........................         $15.33
                                                                         ======
NET ASSET VALUE  INTERNATIONAL EQUITY SERIES B CLASS
   ($37,774,582 / 2,472,927 shares) ............................         $15.28
                                                                         ======
NET ASSET VALUE  INTERNATIONAL EQUITY SERIES C CLASS
   ($14,075,899 / 922,230 shares) ..............................         $15.26
                                                                         ======
NET ASSET VALUE  INTERNATIONAL EQUITY SERIES INSTITUTIONAL CLASS
   ($164,822,817 / 10,723,182 shares) ..........................         $15.37
                                                                         ======

COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1998:
Common stock, $0.01 par value, 500,000,000 shares authorized to the Fund with 50,000,000 shares allocated to International
   Equity Series A Class, 25,000,000 shares allocated to
   International Equity Series B Class, 25,000,000 shares allocated to International Equity Series C Class, and 50,000,000 shares allocated to International Equity Series Institutional
   Class ......................................................... $305,048,157
Undistributed net investment income** ............................... 3,416,009
Accumulated net realized loss on investments ........................(2,837,854)
Net unrealized appreciation of investments and foreign currencies ...33,656,419
                                                                   ------------
Total net assets                                                   $339,282,731
                                                                   ============
----------------------
 *  Non-income producing security for the year ended November 30, 1998.
** Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
 +  Security is partially or fully on loan.

NET ASSET VALUE AND OFFERING PRICE PER SHARE
   INTERNATIONAL EQUITY SERIES

Net asset value A Class (A) ..........................................   $15.33

Sales charge (5.75% of offering price or
  6.13% of the amount invested per share) (B) ........................     0.94
                                                                        -------
Offering price .......................................................   $16.27
                                                                        =======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See How to Buy Shares in the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

18 for international diversification

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC.
GLOBAL BOND SERIES
STATEMENT OF NET ASSETS
NOVEMBER 30, 1998
--------------------------------------------------------------------------------

                                                        PRINCIPAL  MARKET VALUE
                                                          AMOUNT*    (U.S. $)
                                                       ------------------------

BONDS - 97.50%
AUSTRALIA - 13.93%
Australian Government 6.75% 11/15/06 ...............    A$800,000    $561,053
Australian Government 7.00% 04/15/00 ...............      500,000     323,979
Federal National Mortgage Association 5.75%
   09/05/00 ........................................      600,000     382,300
New South Wales Treasury 6.50% 05/01/06 ............      600,000     404,899
New South Wales Treasury 7.00% 02/01/00 ............      800,000     514,479
Queensland Treasury 8.00% 08/14/01 .................      750,000     508,380
                                                                 ------------
                                                                    2,695,090
                                                                 ------------
CANADA - 20.20%
Abbey National Treasury Service 7.00% 12/31/99 .....  C$1,050,000     697,546
Government of Canada 7.50% 03/01/01 ................      500,000     344,359
Government of Canada 8.75% 12/01/05 ................      600,000     478,302
Government of Canada 10.25% 03/15/14 ...............    1,200,000   1,197,785
Japan Highway 7.875% 09/27/02 ......................      500,000     352,136
KFW International Finance 6.50% 12/28/01 ...........      120,000      80,844
Kingdom of Norway 8.375% 01/27/03 ..................      120,000      86,713
Ontario Hydro 10.00% 03/19/01 ......................      470,000     339,053
Ontario Hydro 10.875% 03/29/99 .....................      500,000     331,961
                                                                 ------------
                                                                    3,908,699
                                                                 ------------
GERMANY - 9.76%
Baden Wurt L-Finance 6.625% 08/20/03 ...............    Dem75,000      49,530
Bundesrepublik Deutschland 6.00% 07/04/07 ..........      900,000     606,605
Bundesrepublik Deutschland 6.25% 01/04/24 ..........      350,000     248,133
Deutsche Pfandbrief Hypotheken 5.625%
   02/07/03 ........................................      200,000     126,525
Republic of Austria 7.25% 05/03/07 .................    1,200,000     858,003
                                                                 ------------
                                                                    1,888,796
                                                                 ------------
NETHERLANDS - 10.16%
Netherlands Government 7.50% 01/15/23 ..............   Nlg700,000     505,459
Netherlands Government 8.25% 09/15/07 ..............      900,000     612,881
Netherlands Government 9.00% 05/15/00 ..............    1,500,000     847,022
                                                                 ------------
                                                                    1,965,362
                                                                 ------------
NEW ZEALAND - 13.22%
Government of New Zealand 6.50% 02/15/00 ...........   NZ$700,000     375,446
Government of New Zealand 7.00% 07/15/09 ...........      200,000     117,476
Government of New Zealand 8.00% 02/15/01 ...........      500,000     278,931
Government of New Zealand 8.00% 04/15/04 ...........    1,500,000     882,575
Government of New Zealand 8.00% 11/15/06 ...........      600,000     364,723
Government of New Zealand 10.00% 03/15/02 ..........      550,000     330,202
Ontario Province 6.25% 12/03/08 ....................      400,000     207,644
                                                                 ------------
                                                                    2,556,997
                                                                 ------------
SOUTH AFRICA - 4.58%
Republic of South Africa 12.50% 01/15/02 ...........  Sa3,700,000     590,556
Republic of South Africa 13.00% 08/31/10 ...........    2,000,000     295,851
                                                                 ------------
                                                                      886,407
                                                                 ------------

                                                        PRINCIPAL  MARKET VALUE
                                                          AMOUNT*    (U.S. $)
                                                       ------------------------
BONDS (CONTINUED)
SWEDEN - 10.91%
Swedish Export Credit 6.50% 06/05/01 ...............  Sk3,500,000    $453,207
Swedish Government 8.00% 08/15/07 ..................    1,000,000     155,338
Swedish Government 9.00% 04/20/09 ..................    6,800,000   1,153,786
Swedish Government 10.25% 05/05/03 .................    1,000,000     153,155
Swedish Government 13.00% 06/15/01 .................    1,300,000     194,505
                                                                 ------------
                                                                    2,109,991
                                                                 ------------
SWITZERLAND  - 2.89%
Government of Switzerland 4.50% 07/08/02 ...........   Chf300,000     235,088
Government of Switzerland 4.50% 10/07/04 ...........      400,000     324,863
                                                                 ------------
                                                                      559,951
                                                                 ------------
UNITED STATES - 11.85%
J. Sainsbury 6.25% 03/27/02 ........................     $100,000     101,688
Korea Electric Power 6.375% 12/01/03 ...............      200,000     164,500
Matsushita Electric 7.25% 08/01/02 .................      200,000     209,250
Republic of Finland 7.875% 07/28/04 ................      200,000     225,250
U.S. Treasury Inflation Index Notes 3.375%
   01/15/07 ........................................      412,532     401,961
U.S. Treasury Inflation Index Notes 3.625%
   07/15/02 ........................................      357,091     356,645
U.S. Treasury Inflation Index Notes 3.625%
   01/15/08 ........................................      606,804     600,926
U.S. Treasury Notes 6.375% 08/15/27 ................      200,000     231,837
                                                                 ------------
                                                                    2,292,057
                                                                 ------------
Total Bonds (cost $19,050,249) .....................               18,863,350
                                                                 ------------
REPURCHASE AGREEMENTS  2.49%
With Chase Manhattan 5.25% 12/01/98
   (dated 11/30/98, collateralized by $105,000
   U.S. Treasury Notes 6.25% due 10/31/01,
   market value $110,280 and $67,000 U.S.
   Treasury Notes 5.50% due 02/28/03,
   market value $70,320) ...........................      177,000     177,000
With J.P. Morgan Securities 5.15% 12/01/98
   (dated 11/30/98, collateralized by $36,000
   U.S. Treasury Notes 5.75% due 10/31/00,
   market value $36,766 and $43,000 U.S.
   Treasury Notes 7.50% due 11/15/01,
   market value $46,594 and $53,000
   U.S. Treasury Notes 6.375% due 08/15/02,
   market value $56,541) ...........................      137,000     137,000
With PaineWebber 5.29% 12/01/98
   (dated 11/30/98, collateralized by $105,000
   U.S. Treasury Bills due 02/18/99, market value
   $104,167 and $53,000 U.S. Treasury Notes
   5.875% due 11/15/99, market value $53,319
   and $14,000 U.S. Treasury Notes 5.875% due
   02/15/00, market value $14,259) .................      168,000     168,000
                                                                 ------------
Total Repurchase Agreements (cost $482,000) ........                  482,000
                                                                 ------------
                                           for international diversification 19

GLOBAL BOND SERIES
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                  MARKET VALUE
                                                                     (U.S. $)
                                                            --------------------

TOTAL MARKET VALUE OF SECURITIES  99.99%
   (cost $19,532,249) ........................................... $19,345,350
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES  0.01% ..........       2,156
                                                                  -----------
NET ASSETS APPLICABLE TO 1,770,005 SHARES ($0.01 PAR
   VALUE) OUTSTANDING  100.00% .................................. $19,347,506
                                                                  ===========
NET ASSET VALUE  GLOBAL BOND SERIES A CLASS
   ($4,684,077 / 428,259 SHARES) ................................      $10.94
                                                                       ======
NET ASSET VALUE  GLOBAL BOND SERIES B CLASS
   ($1,187,910 / 108,646 SHARES) ................................      $10.93
                                                                       ======
NET ASSET VALUE  GLOBAL BOND SERIES C CLASS
   ($538,807 / 49,534 SHARES) ...................................      $10.88
                                                                       ======
NET ASSET VALUE  GLOBAL BOND SERIES INSTITUTIONAL CLASS
   ($12,936,712 / 1,183,566 shares) .............................      $10.93
                                                                       ======

COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1998:
Common stock, $0.01 par value, 500,000,000 shares
   authorized to the Fund with 50,000,000 shares
   allocated to Global Bond Series A Class, 25,000,000
   shares allocated to Global Bond Series B Class, 25,000,000 shares allocated to Global Bond Series C Class, and
   50,000,000 shares allocated to Global Bond Series
   Institutional Class .......................................... $19,352,694
Distributions in excess of net investment income** ..............     (19,805)
Accumulated net realized gain on investments ....................     197,577
Net unrealized depreciation of investments and foreign currencies    (182,960)
                                                                  -----------
Total net assets ................................................ $19,347,506
                                                                  ===========
----------------------
   *Principal amount is stated in the currency in which each bond is denominated.
     A$  - Australian Dollars
     C$  - Canadian Dollars
     Chf - Swiss Francs
     Dem - German Deutsche Marks
     Nlg - Dutch Guilders
     NZ$ - New Zealand Dollars
     Sa  - South African Rand
     Sk  - Swedish Kroner
     $   - U. S. Dollars
** Undistributed (distributions in excess of) net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

NET ASSET VALUE AND OFFERING PRICE PER SHARE
   GLOBAL BOND SERIES
Net asset value A Class (A) .....................................      $10.94
Sales charge (4.75% of offering price or 5.03% of the amount
   invested per share) (B) ......................................        0.55
                                                                 ------------
Offering price ..................................................      $11.49
                                                                 ============
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE GROUP
GLOBAL & INTERNATIONAL FUNDS, INC. -
GLOBAL EQUITY SERIES
STATEMENT OF NET ASSETS
NOVEMBER 30, 1998
--------------------------------------------------------------------------------
                                                        NUMBER OF  MARKET VALUE
                                                          SHARES     (U.S. $)
                                                       ------------------------

COMMON STOCK - 96.18 %
AUSTRALIA - 7.87%
Amcor ..............................................       52,300    $227,849
CSR ................................................      116,250     279,498
Fosters Brewing Group ..............................      165,939     434,381
National Australia Bank ............................       27,088     405,047
Orica ..............................................       22,800     125,953
                                                                   ----------
                                                                    1,472,728
                                                                   ----------
BELGIUM - 2.13%
Electrabel .........................................        1,035     399,557
                                                                   ----------
                                                                      399,557
                                                                   ----------
FRANCE - 4.99%
Compagnie de Saint Gobain ..........................        1,720     254,377
Elf Aquitaine ......................................        3,332     415,932
Societe Generale ...................................        1,679     264,868
                                                                   ----------
                                                                      935,177
                                                                   ----------
GERMANY - 8.99%
Bayer ..............................................        9,700     414,557
Bayerische Vereinsbank .............................        3,000     270,063
Continental ........................................       13,500     337,888
RWE ................................................        5,050     268,888
Siemens ............................................        5,550     393,468
                                                                   ----------
                                                                    1,684,864
                                                                   ----------
HONG KONG - 2.12%
Hong Kong Electric .................................       44,000     146,335
Wharf Holdings .....................................      159,000     251,566
                                                                   ----------
                                                                      397,901
                                                                   ----------
JAPAN - 4.24%
Canon ..............................................        5,000     110,412
Chiyoda Fire and Marine ............................       12,000      38,969
Eisai ..............................................        8,000     123,402
Hitachi ............................................       24,000     144,380
Koito Manufacturing ................................       10,000      41,729
Matsushita Electric ................................       11,000     176,822
West Japan Railway .................................           30     129,815
Yokohama Reito .....................................        5,000      29,024
                                                                   ----------
                                                                      794,553
                                                                   ----------
MALAYSIA - 0.54%
Sime Darby Berhad ..................................      145,300     101,452
                                                                   ----------
                                                                      101,452
                                                                   ----------
NETHERLANDS - 4.90%
Elsevier ...........................................       31,150     409,407
Koninklijke Van Ommeren ............................        2,515      80,333
Royal Dutch Petroleum ..............................        8,940     428,802
                                                                   ----------
                                                                      918,542
                                                                   ----------
NEW ZEALAND - 2.60%
Carter Holt Harvey ..................................     114,300     108,645
Telecom Corporation of New Zealand ..................      85,600     364,118

20 for international diversification

GLOBAL EQUITY SERIES
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                         NUMBER     MARKET VALUE
                                                       OF SHARES       (U.S. $)
                                                      --------------------------
 COMMON STOCK (CONTINUED)
 NEW ZEALAND (CONTINUED)
 Telecom Corporation of New Zealand IR ........           7,126      $   15,231
                                                                     ----------
                                                                        487,994
                                                                     ----------
 SINGAPORE - 1.00%
 Jardine Matheson Holdings Limited ............          55,027         187,092
                                                                     ----------
                                                                        187,092
                                                                     ----------
 SPAIN - 2.98%
 Banco Central Hispanoamericano ...............          10,809         124,560
 Iberdrola ....................................           9,100         150,982
 Telefonica de Espana .........................           6,027         283,673
                                                                     ----------
                                                                        559,215
                                                                     ----------
 UNITED KINGDOM - 21.36%
 Associated British Food ......................          29,500         299,324
 Bass .........................................          22,392         309,586
 BG ...........................................          51,658         355,187
 Blue Circle Industries .......................          53,056         269,168
 Boots ........................................          39,700         643,856
 British Airways ..............................          27,152         187,250
 Cable & Wireless .............................          29,400         375,918
*Centrica .....................................           8,000          16,598
 GKN ..........................................          23,700         262,371
 Glaxo Wellcome ...............................          10,820         343,639
 PowerGen .....................................          25,900         359,369
 Rio Tinto ....................................          28,050         330,196
 Taylor Woodrow ...............................          94,700         251,548
                                                                     ----------
                                                                      4,004,010
                                                                     ----------
 UNITED STATES - 32.46%
 American Home Products .......................           7,300         388,725
 Aon ..........................................           4,100         236,263
 BankAmerica ..................................           5,318         346,667
 Baxter International .........................           5,000         317,813
 Browning Ferris ..............................           8,100         238,950
 DuPont(E.I.)deNemours ........................           4,500         264,375
 Federal National Mortgage ....................           5,000         363,750
 First Union ..................................           5,000         303,750
 Ford Motor ...................................           5,000         276,250
 Fortune Brands ...............................           8,100         275,906
 GTE ..........................................           5,400         334,800
 Hewlett-Packard ..............................           5,900         370,225
 Lockheed Martin ..............................           3,100         321,625
 May Department Stores ........................           5,400         325,688
 McGraw-Hill ..................................           3,600         322,200
 Philip Morris ................................           7,700         430,719
 Pitney Bowes .................................           7,200         403,200
 USX-Marathon Group ...........................           9,800         278,075
 Williams .....................................           9,900         285,244
                                                                     ----------
                                                                      6,084,225
                                                                     ----------
 Total Common Stock (cost $16,721,798) ........                      18,027,310
                                                                     ----------

                                                         NUMBER     MARKET VALUE
                                                       OF SHARES       (U.S. $)
                                                      --------------------------

PREFERRED STOCK  0.12%
UNITED STATES  0.12%
Sealed Air .......................................          475         $22,384
                                                                      ---------
Total Preferred Stock (cost $21,116)                                     22,384
                                                                      ---------
WARRANTS  0.00%
INDONESIA  0.00%
*Wharf Holdings ..................................        2,600             306
                                                                      ---------
Total Warrants (cost $0) .........................                          306
                                                                      ---------
                                                        PRINCIPAL
                                                          AMOUNT
                                                       ----------
REPURCHASE AGREEMENTS  3.32%
With Chase Manhattan 5.25% 12/01/98
   (dated 11/30/98, collateralized by
   $136,000 U.S. Treasury Notes 6.25% due
   10/31/01, market value $142,311and
   $87,000 U.S. Treasury Notes 5.50%
   due 02/28/03, market value $90,744) ............... $228,000         228,000
With J.P. Morgan Securities 5.15% 12/01/98
   (dated 11/30/98, collateralized by
   $46,000 U.S. Treasury Notes 5.75% due
   10/31/00, market value $47,445 and
   $56,000 U.S. Treasury Notes 7.50% due
   11/15/01, market value $60,128 and
   $68,000 U.S. Treasury Notes 6.375% due
   08/15/02, market value $72,964) ...................  176,000         176,000
With PaineWebber 5.29% 12/01/98
   (dated 11/30/98, collateralized by
   $136,000 U.S. Treasury Bills due
   02/18/99, market value $134,423
   and $68,000 U.S. Treasury Notes 5.875%
   due 11/15/99, market value $68,806
   and $18,000 U.S. Treasury Notes 5.875%
   due 02/15/00, market value $18,401) ...............  218,000         218,000
                                                                      ---------
TOTAL REPURCHASE AGREEMENTS (cost $622,000) ..........                  622,000
                                                                      ---------
TOTAL MARKET VALUE OF SECURITIES  99.62%
   (cost $17,364,914) ................................              $18,672,000
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES  0.38%                   71,722
                                                                      ---------
NET ASSETS APPLICABLE TO 1,378,877 SHARES
   ($0.01 PAR VALUE) OUTSTANDING  100.00% ............              $18,743,722
                                                                      =========
NET ASSET VALUE  GLOBAL EQUITY SERIES A CLASS
   ($7,329,389 / 539,041 SHARES) .....................                   $13.60
                                                                         ======
NET ASSET VALUE  GLOBAL EQUITY SERIES B CLASS
   ($5,397,182 / 396,744 SHARES) .....................                   $13.60
                                                                         ======
NET ASSET VALUE  GLOBAL EQUITY SERIES C CLASS
   ($3,390,651 / 250,173 SHARES) .....................                   $13.55
                                                                         ======
NET ASSET VALUE  GLOBAL EQUITY SERIES INSTITUTIONAL CLASS
   ($2,626,500 / 192,919 SHARES) .....................                   $13.61
                                                                         ======
                                           for international diversification 21

GLOBAL EQUITY SERIES
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                  MARKET VALUE
                                                                     (U.S. $)
                                                                  -------------

COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1998:
Common stock, $0.01 par value, 500,000,000 shares authorized to the Fund with 50,000,000 shares allocated to
   Global Equity Series A Class, 25,000,000 shares
   allocated to Global Equity Series B Class, 25,000,000
   shares allocated to Global Equity Series C Class,
   and 50,000,000 shares allocated to Global Equity
   Series Institutional Class shares .........................      $16,684,715
Distribution in excess of net investment income** ............          (56,690)
Accumulated net realized gain on investments .................          776,047
Net unrealized appreciation of investments and foreign
   currencies ................................................        1,339,650
                                                                   ------------
Total net assets                                                    $18,743,722
                                                                   ============
----------------------
 *  Non-income producing security for the year ended November 30, 1998.
** Undistributed (distributions in excess of) net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

IR - Installment Receipts

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   GLOBAL EQUITY SERIES

Net asset value A Class (A) ..................................           $13.60
Sales charge (5.75% of offering price or 6.10% of the
   amount invested per share) (B) ............................             0.83
                                                                         ------
Offering price ...............................................           $14.43
                                                                         ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

DELAWARE GROUP
GLOBAL & INTERNATIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF NET ASSETS
NOVEMBER 30, 1998
--------------------------------------------------------------------------------
                                                          NUMBER   MARKET VALUE
                                                        OF SHARES    (U.S. $)
                                                        ------------------------
 COMMON STOCK - 98.20%
 ARGENTINA - 4.81%
 Central Puerto Class B ............................        80,000    $212,031
 Transportadora de Gas del Sur, Class B ............        70,600     141,927
 YPF Sociedad Anonima ADR ..........................         4,500     132,750
                                                                     ---------
                                                                       486,708
                                                                     ---------
 BRAZIL - 21.15%
 Aracruz Celulose ADR ..............................        11,250     121,641
 Brasmotor Preferred ...............................     1,606,000     147,020
 Cemig ADR .........................................         9,239     233,868
 Centrais Electricas de Santa Catarina .............       309,000     195,456
 Centrais Electricas de Santa Catarina GDR .........         1,000      63,283
 Companhia Energetica de Minas Gerais ..............     3,300,000      83,496
 Companhia Paranaense de Energia-Copel ADR .........         7,878      76,811
 Elevadores Atlas ..................................        18,000     209,738
 Gerdau Metalurgica ................................    11,710,000     209,542
 Gerdau Metalurgica ................................       277,018       3,689
 Lojas Renner ......................................     4,100,000      64,904
*Renner Participacoes ..............................     4,100,000       3,447
 Rossi Residential GDR .............................        24,800      36,139
 Telecomunicacoes de Minas Gerias ..................     4,300,000     163,196
 Telecomunicacoes de Parana ........................     1,000,000     207,241
 Uniao de Bancos Brasileiros .......................     8,400,000     216,729
 Usinas Siderurgicas de Minas Gerais ...............        24,600      66,747
 Usinas Siderurgicas de Minas Gerais ADR ...........        13,370      36,293
                                                                     ---------
                                                                     2,139,240
                                                                     ---------
 CHILE - 4.56%
 Administradora de Fondos de Pensiones Provida ADR .        12,000     181,500
 Banco BHIF ADR ....................................        13,000     128,375
 Empresa Nacional Electricidad ADR .................        14,050     151,038
                                                                     ---------
                                                                       460,913
                                                                     ---------
 CHINA - 0.24%
*Hengan International Group ........................        66,000      23,868
                                                                     ---------
                                                                        23,868
                                                                     ---------
 CROATIA - 2.02%
*Zagrebacka Banka GDR ..............................        13,740     203,695
                                                                     ---------
                                                                       203,695
                                                                     ---------
 CZECH REPUBLIC  1.83%
*Komercni Banka I.F. ...............................         5,300      84,814
 Restitucni Investment Fund ........................         3,400     100,612
                                                                     ---------
                                                                       185,426
                                                                     ---------
 EGYPT - 1.79%
 Paints and Chemicals GDR ..........................        24,200     180,895
                                                                     ---------
                                                                       180,895
                                                                     ---------
 ESTONIA - 1.52%
*Eesti Uhispank GDR ................................        27,895     154,120
                                                                     ---------
                                                                       154,120
                                                                     ---------

22 for international diversification

EMERGING MARKETS SERIES
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                         NUMBER     MARKET VALUE
                                                       OF SHARES       (U.S. $)
                                                      --------------------------
 COMMON STOCK (CONTINUED)
 HONG KONG - 8.16%
 First Tractor ..................................        610,000       $ 179,238
 Guangdong Kelon Electric Holding ...............        229,000         199,645
 Guangshen Railway ..............................      1,490,000         223,235
 Shenzhen Expressway ............................        934,400         223,266
                                                                       ---------
                                                                         825,384
                                                                       ---------
 HUNGARY - 1.94%
 Gedeon Richter GDR .............................          5,100         196,350
                                                                       ---------
                                                                         196,350
                                                                       ---------
 INDIA - 4.11%
*India Fund (The) ...............................         26,560         167,660
 Larsen & Toubro GDR ............................         16,200         108,540
 Mahanagar Telephone Nigam Limited GDR ..........         13,220         139,802
                                                                       ---------
                                                                         416,002
                                                                       ---------
 INDONESIA - 0.05%
*PT United Tractors .............................         77,000           5,176
                                                                       ---------
                                                                           5,176
                                                                       ---------
 ISRAEL - 2.10%
 Bank Hapoalim ..................................        110,500         211,950
                                                                       ---------
                                                                         211,950
                                                                       ---------
 MALAYSIA - 6.54%
*Leader Universal Holdings ......................        615,000         132,219
 Petronas Dagangan ..............................        337,000         232,643
 Public Finance .................................        105,000          34,379
 Resorts World Berhad ...........................         82,000          66,959
 Sime Darby Berhad ..............................        280,000         195,503
                                                                       ---------
                                                                         661,703
                                                                       ---------
 MEXICO - 4.98%
 ALFA, Class A ..................................         55,015         137,744
 Cemex, Class B .................................         36,000         106,360
*Grupo Minsa ADR ................................         13,000          45,500
*Grupo Minsa Class C ............................        117,000          39,605
 Vitro ADR ......................................         35,800         174,525
                                                                       ---------
                                                                         503,734
                                                                       ---------
 PERU - 2.23%
 Banco de Credito del Peru ......................        124,718          95,753
 Creditcorp Limited .............................         11,825         130,075
                                                                       ---------
                                                                         225,828
                                                                       ---------
 ROMANIA - 0.82%
*Banco Turco Romana GDR .........................         16,500          82,913
                                                                       ---------
                                                                          82,913
                                                                       ---------
 RUSSIA - 2.01%
 Gazprom ........................................          5,000          52,500
 Gazprom ADR Reg S ..............................          4,200          44,100
 Lukoil Holding ADR .............................          3,100          61,876
 Mosenergo ADR ..................................          6,000          13,561
 Mosenergo ADR Reg S ............................         13,800          31,191
                                                                       ---------
                                                                         203,228
                                                                       ---------
 SLOVENIA - 0.81%
 Blagovno Trgovinski Center GDR .................          9,615          52,642
 SKB Banka GDR ..................................          4,000          29,100
                                                                       ---------
                                                                          81,742
                                                                       ---------

                                                         NUMBER     MARKET VALUE
                                                       OF SHARES       (U.S. $)
                                                      --------------------------
COMMON STOCK (CONTINUED)

SOUTH AFRICA - 13.18%
 Amalgamated Banks of South Africa ..................       22,800   $  109,788
 Anglo American Corporation of South Africa Limited .        8,600      275,672
 Anglo American Coal Corporation ....................        3,200      184,231
 Edgars Stores ......................................       10,620       40,127
 Iscor ..............................................    1,093,000      263,268
*Sanlam Limited .....................................       97,000      102,110
*Sappi Limited ......................................       39,600      181,637
 Sasol Limited ......................................       45,200      175,947
                                                                      ---------
                                                                      1,332,780
                                                                      ---------
 SOUTH KOREA - 1.64%
 Pohang Iron & Steel ................................        2,860      165,476
                                                                      ---------
                                                                        165,476
                                                                      ---------
 TAIWAN - 2.11%
*Yageo GDR ..........................................       29,400      213,150
                                                                      ---------
                                                                        213,150
                                                                      ---------
 THAILAND - 6.16%
*Hana Microelectronics Public Co. Limited ...........       78,000      194,191
*K.R. Precision Public Co. ..........................       85,200       58,921
*K.R. Precision Public Co. Foreign ..................      157,200      141,328
 Thai Reinsurance Public Co. Limited ................       86,000      228,382
                                                                      ---------
                                                                        622,822
                                                                      ---------
 TURKEY - 3.44%
*Efes Sinai Yatirim 144A ADR ........................       69,083       67,356
*Efes Sinai Yatirim Holdings ADR ....................    6,355,300       57,500
 Koc Holding ........................................    1,454,100      136,344
 Netas-Northern Eleckrik Telekomunikayson ...........    4,524,000       86,327
                                                                      ---------
                                                                        347,527
                                                                      ---------
 Total Common Stock (cost $16,922,023) ..............                 9,930,630
                                                                      ---------
 WARRANTS - 0.00%
 HONG KONG - 0.00%
*Guangdong Investment 7/99 ..........................       14,800          107
                                                                      ---------
 Total Warrants (cost $0) ...........................                       107
                                                                      ---------
                                                        PRINCIPAL
                                                          AMOUNT
                                                        ---------
 REPURCHASE AGREEMENTS - 1.80%
 With Chase Manhattan 5.25% 12/01/98
    (dated 11/30/98, collateralized by $40,000
    U.S. Treasury Notes 6.25% due 10/31/01,
    market value $41,641 and $25,000 U.S. ...........
    Treasury Notes 5.50% due 02/28/03,
    market value $26,552) ...........................   $   67,000       67,000
 With J.P. Morgan Securities 5.15% 12/01/98
    (dated 11/30/98, collateralized by $14,000
    U.S. Treasury Notes 5.75% due 10/31/00,
    market value $13,882 and $16,000 U.S. ...........
    Treasury Notes 7.50% due 11/15/01,
    market value $17,594 and $20,000 U.S. ...........
    Treasury Notes 6.375% due 08/15/02,
    market value $21,349) ...........................       52,000       52,000
                                           for international diversification 23

EMERGING MARKETS SERIES
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                        PRINCIPAL  MARKET VALUE
                                                          AMOUNT      (U.S. $)
                                                  ------------------------------

REPURCHASE AGREEMENTS (CONTINUED)
With PaineWebber 5.29% 12/01/98
   (dated 11/30/98, collateralized by $40,000
   U.S. Treasury Bills due 02/18/99, market
   value $39,333 and $20,000 U.S. Treasury
   Notes 5.875% due 11/15/99, market value
   $20,133 and $5,000 U.S. Treasury Notes
   5.875% due 02/15/00, market value
   $5,384) .............................................. $63,000 $    63,000
                                                                  -----------
Total Repurchase Agreements (cost $182,000) .............             182,000
                                                                  -----------
TOTAL MARKET VALUE OF SECURITIES  100.00%
   (cost $17,104,023) ..........................................  $10,112,737
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES  0.00% .........          356
                                                                  -----------
NET ASSETS APPLICABLE TO 1,556,204 SHARES ($0.01 PAR
   VALUE) OUTSTANDING  100.00% .................................  $10,113,093
                                                                  ===========
NET ASSET VALUE  EMERGING MARKETS SERIES A CLASS
   ($5,584,072 / 855,517 SHARES) ...............................        $6.53
                                                                        =====
NET ASSET VALUE  EMERGING MARKETS SERIES B CLASS
   ($2,527,833 / 392,677 SHARES) ...............................        $6.44
                                                                        =====
NET ASSET VALUE  EMERGING MARKETS SERIES C CLASS
   ($884,022 / 137,443 SHARES) .................................        $6.43
                                                                        =====
NET ASSET VALUE  EMERGING MARKETS SERIES INSTITUTIONAL CLASS
   ($1,117,166 / 170,567 SHARES) ...............................        $6.55
                                                                        =====

COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1998:
Common stock, $0.01 par value, 500,000,000 shares
   authorized to the Fund with 50,000,000 shares
   allocated to Emerging Markets Series A Class, 25,000,000
   shares allocated to Emerging Markets Series B Class, 25,000,000 shares allocated to Emerging Markets Series C Class, and
   50,000,000 shares allocated to Emerging Markets Series
   Institutional Class .......................................... $18,561,132
Undistributed net investment income** ...........................      44,206
Accumulated net realized loss on investments ....................  (1,500,680)
Net unrealized depreciation of investments and foreign currencies  (6,991,565)
                                                                  -----------
Total net assets ................................................ $10,113,093
                                                                  ===========
----------------------
   *Non-income producing security for the year ended November 30, 1998. **Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

ADR - American Depository Receipt
GDR - Global Depository Receipt

NET ASSET VALUE AND OFFERING PRICE PER SHARE
   EMERGING MARKETS SERIES

Net asset value A Class (A) .....................................       $6.53
Sales charge (5.75% of offering price or 6.13% of the
   amount invested per share) (B) ...............................        0.40
                                                                        -----

Offering price ..................................................       $6.93
                                                                        =====
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

24 for international diversification

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                INTERNATIONAL EQUITY   GLOBAL BOND   GLOBAL EQUITY  EMERGING MARKETS
                                                                        SERIES            SERIES         SERIES           SERIES
INVESTMENT INCOME:
Interest ............................................................ $ 1,107,694     $1,262,436      $  349,165    $     41,681
Dividends ...........................................................   9,325,470           --           328,023         478,333
Foreign tax withheld ................................................    (671,711)        (2,826)        (13,839)        (33,533)
                                                                       ----------     ----------      ----------    ------------
                                                                        9,761,453      1,259,610         663,349         486,481
                                                                       ----------     ----------      ----------    ------------
EXPENSES:
Management fees .....................................................   2,084,553        137,275         132,982         172,141
Accounting and administration .......................................     109,711          7,273           7,042           7,195
Reports and statements to shareholders ..............................      64,400          2,821           9,747          16,400
Registration fees ...................................................      57,176         29,565          19,400          96,324
Professional fees ...................................................      52,000            800           3,864           9,770
Taxes (other than taxes on income) ..................................      18,957            225             818           2,358
Dividend disbursing and transfer agent fees and expenses.............   1,340,329         33,892         103,821         126,049
Distribution expense ................................................     871,953         31,589         105,841          66,472
Custodian fees ......................................................      92,459         10,714           5,769          48,310
Directors fees ......................................................       4,339          1,094           1,080             909
Amortization of organization expenses ...............................        --            3,825           3,641           3,651
Other ...............................................................      45,816         10,470           9,890          13,125
                                                                       ----------     ----------      ----------    ------------
                                                                        4,741,693        269,543         403,895         562,704
Less expenses absorbed or waived by Delaware International
  Advisers Ltd.......................................................        --          (63,250)        (77,754)       (265,689)
                                                                       ----------     ----------      ----------    ------------
Total expenses ......................................................   4,741,693        206,293         326,141         297,015
                                                                       ----------     ----------      ----------    ------------

NET INVESTMENT INCOME ...............................................   5,019,760      1,053,317         337,208         189,466
                                                                       ----------     ----------      ----------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCIES:
Net realized gain (loss) on:
   Investments ......................................................  (2,837,854)       206,294       1,181,578      (1,368,689)
   Foreign currencies ...............................................    (358,307)      (219,649)       (222,349)       (115,914)
                                                                       ----------     ----------      ----------    ------------
   Net realized gain (loss) .........................................  (3,196,161)       (13,355)        959,229      (1,484,603)
Net change in unrealized appreciation/depreciation of investments
   and foreign currencies............................................  18,869,098         (4,946)         58,825      (4,195,214)
                                                                       ----------     ----------      ----------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCIES............................................  15,672,937        (18,301)      1,018,054      (5,679,817)
                                                                       ----------     ----------      ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..... $20,692,697     $1,035,016      $1,355,262    ($ 5,490,351)
                                                                       ==========     ==========      ==========    ============

                             See accompanying notes
                                           for international diversification 25

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          INTERNATIONAL EQUITY               GLOBAL BOND
                                                                 SERIES                         SERIES
                                                     -----------------------------  -----------------------------
                                                        YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                         11/30/98        11/30/97       11/30/98       11/30/97
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income .............................  $   5,019,760   $   2,692,917  $   1,053,317  $     881,753
Net realized gain (loss) on investments
   and foreign currencies .........................     (3,196,161)      6,169,700        (13,355)       119,653
Net change in unrealized appreciation/
   depreciation of investments and foreign
   currencies .....................................     18,869,098      (7,483,373)        (4,946)      (648,055)
                                                      ------------    ------------    -----------   ------------
Net increase (decrease) in net assets
   resulting from operations ......................     20,692,697       1,379,244      1,035,016        353,351
                                                      ------------    ------------    -----------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ........................................     (3,037,638)     (2,797,661)      (166,398)      (305,700)
   B Class ........................................       (567,801)       (314,247)       (34,237)       (63,377)
   C Class ........................................       (200,379)        (67,804)       (20,219)       (31,300)
   Institutional Class ............................     (2,491,733)     (1,209,385)      (528,593)      (651,174)

NET REALIZED GAIN ON INVESTMENTS:
   A Class ........................................     (1,182,260)       (123,938)       (12,745)       (12,933)
   B Class ........................................       (345,134)        (15,415)        (3,044)        (2,428)
   C Class ........................................       (121,799)         (2,682)        (1,965)          (424)
   Institutional Class ............................       (754,255)        (46,296)       (31,461)       (23,842)
                                                      ------------    ------------    -----------   ------------
                                                        (8,700,999)     (4,577,428)      (798,662)    (1,091,178)
                                                      ------------    ------------    -----------   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ........................................    248,532,751      95,608,942      1,209,209      2,749,127
   B Class ........................................     60,750,047      50,802,495        369,004        716,211
   C Class ........................................    111,824,042      19,377,282         46,266        601,901
   Institutional Class ............................    134,073,252      54,385,504      4,205,056      5,493,756
Net asset value of shares issued upon
   reinvestment of distributions from net
   investment income and net realized gain
   on investments:
   A Class ........................................      3,884,411       2,781,683        125,332        261,143
   B Class ........................................        845,306         301,251         30,879         48,687
   C Class ........................................        284,894          67,923         21,384         30,822
   Institutional Class ............................      2,947,818       1,248,194        558,582        674,758
                                                      ------------    ------------    -----------   ------------
                                                       563,142,521     224,573,274      6,565,712     10,576,405
                                                      ------------    ------------    -----------   ------------
Cost of shares repurchased:
   A Class ........................................   (249,450,329)    (75,048,166)    (1,276,054)    (1,684,418)
   B Class ........................................    (57,621,538)    (29,347,424)      (306,186)      (341,785)
   C Class ........................................   (111,127,873)     (9,214,761)      (239,025)       (30,665)
   Institutional Class ............................    (44,978,467)    (16,596,084)    (3,262,721)    (1,151,567)
                                                      ------------    ------------    -----------   ------------
                                                      (463,178,207)   (130,206,435)    (5,083,986)    (3,208,435)
                                                      ------------    ------------    -----------   ------------
Increase (decrease) in net assets derived from
   capital share transactions .....................     99,964,314      94,366,839      1,481,726      7,367,970
                                                      ------------    ------------    -----------   ------------

NET INCREASE (DECREASE) IN NET ASSETS .............    111,956,012      91,168,655      1,718,080      6,630,143

NET ASSETS:

Beginning of year .................................    227,326,719     136,158,064     17,629,426     10,999,283
                                                      ------------    ------------    -----------   ------------
End of year .......................................  $ 339,282,731   $ 227,326,719  $  19,347,506  $  17,629,426
                                                      ============    ============    ===========   ============

                               [restubbed table]

                                                             GLOBAL EQUITY             EMERGING MARKETS
                                                                  SERIES                     SERIES
                                                      ---------------------------- ---------------------------
                                                        YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                         11/30/98       11/30/97      11/30/98       11/30/97
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income .............................   $     337,208  $     510,179   $   189,466 $      62,601
Net realized gain (loss) on investments
   and foreign currencies .........................         959,229      1,350,450    (1,484,603)      757,185
Net change in unrealized appreciation/
   depreciation of investments and foreign
   currencies .....................................          58,825       (605,292)   (4,195,214)   (2,722,301)
                                                       ------------   ------------   -----------   -----------
Net increase (decrease) in net assets
   resulting from operations ......................       1,355,262      1,255,337    (5,490,351)   (1,902,515)
                                                       ------------   ------------   -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ........................................        (171,922)      (336,743)       (18,319)       (2,696)
   B Class ........................................         (78,621)      (127,562)           --            --
   C Class ........................................         (53,181)       (52,779)           --            --
   Institutional Class ............................         (70,840)       (87,203)        (9,828)       (9,242)

NET REALIZED GAIN ON INVESTMENTS:
   A Class ........................................        (610,032)       (45,735)     (554,164)      (20,222)
   B Class ........................................        (397,951)       (17,933)     (207,819)       (2,270)
   C Class ........................................        (272,115)        (4,527)      (80,276)       (1,540)
   Institutional Class ............................        (198,609)        (8,230)     (108,106)      (27,727)
                                                       ------------   ------------   -----------   -----------
                                                         (1,853,271)      (680,712)     (978,512)      (63,697)
                                                       ------------   ------------   -----------   -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ........................................       2,361,979      3,460,095     3,500,308    16,953,861
   B Class ........................................       1,381,650      2,221,214     1,064,411     5,637,884
   C Class ........................................         734,792      1,859,189       469,587     1,675,859
   Institutional Class ............................         534,315        213,172     1,246,820     2,304,964
Net asset value of shares issued upon
   reinvestment of distributions from net
   investment income and net realized gain
   on investments:
   A Class ........................................         751,633        375,195       525,839        22,478
   B Class ........................................         443,501        140,100       197,988         2,081
   C Class ........................................         291,513         53,622        76,653         1,540
   Institutional Class ............................         269,449         95,433       112,829        36,969
                                                       ------------   ------------   -----------   -----------
                                                          6,768,832      8,418,020     7,194,435    26,635,636
                                                       ------------   ------------   -----------   -----------
Cost of shares repurchased:
   A Class ........................................      (2,518,715)    (8,950,771)   (4,545,984)   (8,593,077)
   B Class ........................................        (744,541)    (2,858,059)     (779,647)   (1,724,911)
   C Class ........................................        (628,811)      (124,369)     (670,501)     (128,601)
   Institutional Class ............................        (423,236)      (334,720)   (1,200,434)   (4,355,115)
                                                       ------------   ------------   -----------   -----------
                                                         (4,315,303)   (12,267,919)   (7,196,566)  (14,801,704)
                                                       ------------   ------------   -----------   -----------
Increase (decrease) in net assets derived from
   capital share transactions .....................       2,453,529     (3,849,899)       (2,131)   11,833,932
                                                       ------------   ------------   -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS .............       1,955,520     (3,275,274)   (6,470,994)    9,867,720

NET ASSETS:

Beginning of year .................................      16,788,202     20,063,476    16,584,087     6,716,367
                                                       ------------   ------------   -----------   -----------
End of year .......................................   $  18,743,722  $  16,788,202   $10,113,093 $  16,584,087
                                                       ============   ============   ===========   ===========

                             See accompanying notes

26 for international diversification

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                         INTERNATIONAL EQUITY SERIES A CLASS
                                                             ----------------------------------------------------------
                                                                                     YEAR ENDED

                                                             11/30/98    11/30/97     11/30/96    11/30/95     11/30/94
Net asset value, beginning of period ........................ $14.650     $14.640      $12.190     $11.920      $11.250

Income from investment operations:

   Net investment income(1) .................................   0.273       0.220        0.490       0.297        0.140
   Net realized and unrealized gain on investments and
     foreign currencies .....................................   0.957       0.245        2.385       0.628        0.895
                                                              -------     -------      -------     -------       ------
   Total from investment operations .........................   1.230       0.465        2.875       0.925        1.035
                                                              -------     -------      -------     -------       ------
Less dividends and distributions:

   Dividends from net investment income .....................  (0.395)     (0.435)      (0.280)     (0.185)      (0.225)
   Distributions from net realized gain on investments ......  (0.155)     (0.020)      (0.145)     (0.470)      (0.140)
                                                              -------     -------      -------     -------       ------
   Total dividends and distributions ........................  (0.550)     (0.455)      (0.425)     (0.655)      (0.365)
                                                              -------     -------      -------     -------       ------
Net asset value, end of period .............................. $15.330     $14.650      $14.640     $12.190      $11.920
                                                              =======     =======      =======     =======       ======

Total return(2) .............................................   8.75%       3.27%       24.22%       8.17%        9.23%

Ratios and supplemental data:

   Net assets, end of period (000 omitted) ..................$122,609    $112,425      $89,177     $62,251      $53,736
   Ratio of expenses to average net assets ..................   1.70%       1.70%        1.85%       2.07%        1.56%
   Ratio of expenses to average net assets prior to
     expense limitation .....................................   1.70%       1.71%        1.95%       2.07%        1.82%
   Ratio of net investment income to average net assets .....   1.80%       1.46%        3.70%       2.57%        1.22%
   Ratio of net investment income to average net assets
     prior to expense limitation ............................   1.80%       1.45%        3.60%       2.57%        0.96%
   Portfolio turnover .......................................      5%          8%           9%         21%          27%

----------------------
(1) Per share information for the years ended November 30, 1996, 1997, and 1998 was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
                                          for international diversification 27

--------------------------------------------------------------------------------
Selected data for each share of the Series outstanding throughout each period were as follows:

                                                              INTERNATIONAL EQUITY SERIES B CLASS
                                                      ----------------------------------------------------------
                                                                                                       9/6/94(2)
                                                                      YEAR ENDED                          TO
                                                      11/30/98   11/30/97     11/30/96    11/30/95     11/30/94
Net asset value, beginning of period ..............   $14.560     $14.560      $12.130     $11.900      $12.860

Income (loss) from investment operations:

   Net investment income(1) .......................     0.168       0.114        0.398       0.278        0.036
   Net realized and unrealized gain (loss) on
   investments and foreign currencies .............     0.962       0.246        2.377       0.567       (0.966)
                                                     --------    --------      -------     -------      -------
   Total from investment operations ...............     1.130       0.360        2.775       0.845       (0.930)
                                                     --------    --------      -------     -------      -------
Less dividends and distributions:

   Dividends from net investment income ...........    (0.255)     (0.340)      (0.200)     (0.145)      (0.030)
   Distributions from net realized gain
   on investments .................................    (0.155)     (0.020)      (0.145)     (0.470)        none
                                                     --------    --------      -------     -------      -------
   Total dividends and distributions ..............    (0.410)     (0.360)      (0.345)     (0.615)      (0.030)
                                                     --------    --------      -------     -------      -------
Net asset value, end of period ....................   $15.280     $14.560      $14.560     $12.130      $11.900
                                                     ========    ========      =======     =======      =======

Total return(4) ...................................     8.03%       2.54%       23.38%       7.46%       (7.24%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ........   $37,775     $31,914      $10,878      $3,471         $624
   Ratio of expenses to average net assets ........     2.40%       2.40%        2.55%       2.77%        2.26%
   Ratio of expenses to average net assets prior
     to expense limitation ........................     2.40%       2.41%        2.65%       2.77%        2.52%
   Ratio of net investment income to average
     net assets ...................................     1.10%       0.76%        3.00%       1.87%        0.52%
   Ratio of net investment income to average net
     assets prior to expense limitation ...........     1.10%       0.75%        2.90%       1.87%        0.26%
   Portfolio turnover .............................        5%          8%           9%         21%          27%

                               [restubbed table]

                                                           INTERNATIONAL EQUITY SERIES C CLASS
                                                       -------------------------------------------
                                                                                       11/29/95(3)
                                                                 YEAR ENDED                 TO
                                                       11/30/98     11/30/97    11/30/96 11/30/95
Net asset value, beginning of period ..............     $14.540      $14.540     $12.190  $12.240

Income (loss) from investment operations:

   Net investment income(1) .......................       0.167        0.114       0.400     none
   Net realized and unrealized gain (loss) on
   investments and foreign currencies .............       0.963        0.246       2.375   (0.050)
                                                        -------      -------     -------  -------
   Total from investment operations ...............       1.130        0.360       2.775   (0.050)
                                                        -------      -------     -------  -------
Less dividends and distributions:

   Dividends from net investment income ...........      (0.255)      (0.340)     (0.280)    none
   Distributions from net realized gain
   on investments .................................      (0.155)      (0.020)     (0.145)    none
                                                        -------      -------     -------  -------
   Total dividends and distributions ..............      (0.410)      (0.360)     (0.425)    none
                                                        -------      -------     -------  -------
Net asset value, end of period ....................     $15.260      $14.540     $14.540  $12.190
                                                        =======      =======     =======  =======

Total return(4) ...................................       8.04%        2.54%      23.39%       (5)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ........     $14,076      $11,811      $1,909       $5
   Ratio of expenses to average net assets ........       2.40%        2.40%       2.55%       (5)
   Ratio of expenses to average net assets prior
     to expense limitation ........................       2.40%        2.41%       2.65%       (5)
   Ratio of net investment income to average
     net assets ...................................       1.10%        0.76%       3.00%       (5)
   Ratio of net investment income to average net
     assets prior to expense limitation ...........       1.10%        0.75%       2.90%       (5)
   Portfolio turnover .............................          5%           8%          9%       (5)

----------------------
(1) Per share information for the years ended November 30, 1996, 1997, and 1998 was based on the average shares outstanding method.
(2) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(3) Date of commencement of trading.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and total return for this relatively short period are not meaningful.

                             See accompanying notes

28 for international diversification

--------------------------------------------------------------------------------
Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                  INTERNATIONAL EQUITY SERIES INSTITUTIONAL CLASS
                                                             -----------------------------------------------------------
                                                                                      YEAR ENDED
                                                             11/30/98     11/30/97    11/30/96     11/30/95    11/30/94
Net asset value, beginning of period ......................   $14.720     $14.710      $12.240     $11.970      $11.290

Income from investment operations:
   Net investment income(1) ...............................     0.318       0.267        0.530       0.323        0.166
   Net realized and unrealized gain on investments and
    foreign currencies ....................................     0.962       0.238        2.405       0.637        0.899
                                                              -------     -------      -------     -------      -------
   Total from investment operations........................     1.280       0.505        2.935       0.960        1.065
                                                              -------     -------      -------     -------      -------

Less dividends and distributions:
   Dividends from net investment income ...................    (0.475)     (0.475)      (0.320)     (0.220)      (0.245)
   Distributions from net realized gain on investments ....    (0.155)     (0.020)      (0.145)     (0.470)      (0.140)
                                                              -------     -------      -------     -------      -------
   Total dividends and distributions ......................    (0.630)     (0.495)      (0.465)     (0.690)      (0.385)
                                                              -------     -------      -------     -------      -------
Net asset value, end of period ............................   $15.370     $14.720      $14.710     $12.240      $11.970
                                                              =======     =======      =======     =======      =======

Total return ..............................................     9.10%       3.55%       24.68%       8.46%        9.47%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................  $164,823     $71,177      $34,194     $11,660       $7,613
   Ratio of expenses to average net assets ................     1.40%       1.40%        1.55%       1.77%        1.26%
   Ratio of expenses to average net assets prior to
    expense limitation ....................................     1.40%       1.41%        1.65%       1.77%        1.52%
   Ratio of net investment income to average net assets ...     2.10%       1.76%        4.00%       2.87%        1.52%
   Ratio of net investment income to average net assets
    prior to expense limitation ...........................     2.10%       1.75%        3.90%       2.87%        1.26%
   Portfolio turnover .....................................        5%          8%           9%         21%          27%

----------------------
(1) Per share information for the years ended November 30, 1996, 1997, and 1998 was based on the average shares outstanding method.

                             See accompanying notes
                                           for international diversification 29

--------------------------------------------------------------------------------
Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                  GLOBAL BOND SERIES A CLASS
                                                                       ------------------------------------------------
                                                                                                           12/27/94(2)
                                                                                YEAR ENDED                     TO
                                                                       11/30/98    11/30/97     11/30/96     11/30/95
Net asset value, beginning of period .................................  $10.790     $11.480      $11.230     $10.000

Income (loss) from investment operations:
   Net investment income(1) ..........................................    0.595       0.625        0.755       0.659
   Net realized and unrealized gain (loss) on investments and
      foreign currencies .............................................   (0.015)     (0.505)       0.730       1.171
                                                                       --------    --------      -------     -------
   Total from investment operations ..................................    0.580       0.120        1.485       1.830
                                                                       --------    --------      -------     -------
Less dividends and distributions:
   Dividends from net investment income ..............................   (0.400)     (0.770)      (0.875)     (0.600)
   Distributions from net realized gain on investments ...............   (0.030)     (0.040)      (0.360)       none
                                                                       --------    --------      -------     -------
   Total dividends and distributions .................................   (0.430)     (0.810)      (1.235)     (0.600)
                                                                       --------    --------      -------     -------
Net asset value, end of period .......................................  $10.940     $10.790      $11.480     $11.230
                                                                       ========    ========      =======     =======

Total return(3) ......................................................    5.47%       1.24%       14.35%      18.79%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...........................   $4,684      $4,567       $3,467        $889
   Ratio of expenses to average net assets ...........................    1.25%       1.25%        1.25%       1.25%
   Ratio of expenses to average net assets prior to expense
      limitation .....................................................    1.59%       2.04%        5.00%      12.34%
   Ratio of net investment income to average net assets ..............    5.58%       5.76%        6.82%       7.70%
   Ratio of net investment income (loss) to average net assets
      prior to expense limitation ....................................    5.24%       4.97%        3.07%      (3.39%)
   Portfolio turnover ................................................      93%         76%          42%         98%

                               [restubbed table]

                                                                                     GLOBAL BOND SERIES B CLASS
                                                                         ----------------------------------------------
                                                                                                             12/27/94(2)
                                                                                    YEAR ENDED                    TO
                                                                         11/30/98     11/30/97    11/30/96     11/30/95
Net asset value, beginning of period ..................................   $10.790     $11.490      $11.230     $10.000

Income (loss) from investment operations:
   Net investment income(1) ...........................................     0.520       0.550        0.679       0.565
   Net realized and unrealized gain (loss) on investments and
      foreign currencies ..............................................    (0.020)     (0.511)       0.735       1.205
                                                                         --------    --------      -------     -------
   Total from investment operations ...................................     0.500       0.039        1.414       1.770
                                                                         --------    --------      -------     -------
Less dividends and distributions:
   Dividends from net investment income ...............................    (0.330)     (0.699)      (0.794)     (0.540)
   Distributions from net realized gain on investments ................    (0.030)     (0.040)      (0.360)       none
                                                                         --------    --------      -------     -------
   Total dividends and distributions ..................................    (0.360)     (0.739)      (1.154)     (0.540)
                                                                         --------    --------      -------     -------
Net asset value, end of period ........................................   $10.930     $10.790      $11.490     $11.230
                                                                         ========    ========      =======     =======

Total return(3) .......................................................     4.59%       0.48%       13.51%      18.23%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............................    $1,188      $1,081         $707        $115
   Ratio of expenses to average net assets ............................     1.95%       1.95%        1.95%       1.95%
   Ratio of expenses to average net assets prior to expense
      limitation ......................................................     2.29%       2.74%        5.70%      13.04%
   Ratio of net investment income to average net assets ...............     4.88%       5.06%        6.12%       7.00%
   Ratio of net investment income (loss) to average net assets
      prior to expense limitation .....................................     4.54%       4.27%        2.37%      (4.09%)
   Portfolio turnover .................................................       93%         76%          42%         98%

----------------------
(1) Per share information for the years ended November 30, 1996, 1997, and 1998 was based on the average shares outstanding method.
(2) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

30 for international diversification

--------------------------------------------------------------------------------
Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                       GLOBAL BOND SERIES C CLASS
                                                                              ----------------------------------------------
                                                                                                                 11/29/95(2)
                                                                                         YEAR ENDED                   TO
                                                                              11/30/98    11/30/97     11/30/96    11/30/95
Net asset value, beginning of period ........................................  $10.740     $11.440      $11.240     $11.330

Income (loss) from investment operations:
   Net investment income(1) .................................................    0.521       0.551        0.680        none
   Net realized and unrealized gain (loss) on investments and
      foreign currencies ....................................................   (0.021)     (0.512)       0.719      (0.036)
                                                                                -------     -------       -----      -------
   Total from investment operations .........................................    0.500       0.039        1.399      (0.036)
                                                                                -------     -------       -----      -------

Less dividends and distributions:
   Dividends from net investment income .....................................   (0.330)     (0.699)      (0.839)     (0.054)
   Distributions from net realized gain on investments ......................   (0.030)     (0.040)      (0.360)       none
                                                                                -------     -------      -------     -------
   Total dividends and distributions ........................................   (0.360)     (0.739)      (1.199)     (0.054)
                                                                                -------     -------      -------     -------
Net asset value, end of period ..............................................  $10.880     $10.740      $11.440     $11.240
                                                                                =======    ========     ========    ========

Total return(4) .............................................................    4.71%       0.49%       13.51%          (5)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................................  $   539        $703         $118         $ 5
   Ratio of expenses to average net assets ..................................    1.95%       1.95%        1.95%          (5)
   Ratio of expenses to average net assets prior to expense
      limitation ............................................................    2.29%       2.74%        5.70%          (5)
   Ratio of net investment income to average net assets .....................    4.88%       5.06%        6.12%          (5)
   Ratio of net investment income (loss) to average net assets
      prior to expense limitation ...........................................    4.54%       4.27%        2.37%          (5)
   Portfolio turnover .......................................................      93%         76%          42%          (5)

                               [restubbed table]

                                                                                   GLOBAL BOND SERIES INSTITUTIONAL CLASS
                                                                               ----------------------------------------------
                                                                                                                  12/27/94(3)
                                                                                          YEAR ENDED                   TO
                                                                               11/30/98    11/30/97     11/30/96    11/30/95
Net asset value, beginning of period ........................................   $10.810     $11.520      $11.270     $10.000

Income (loss) from investment operations:
   Net investment income(1) .................................................     0.627       0.658        0.788       0.782
   Net realized and unrealized gain (loss) on investments and
      foreign currencies ....................................................    (0.017)     (0.515)       0.732       1.088
                                                                                 ------      ------       ------      ------
   Total from investment operations .........................................     0.610       0.143        1.520       1.870
                                                                                 ------      ------       ------      ------
Less dividends and distributions:
   Dividends from net investment income .....................................    (0.460)     (0.813)      (0.910)     (0.600)
   Distributions from net realized gain on investments ......................    (0.030)     (0.040)      (0.360)       none
                                                                                 ------      ------       ------      ------
   Total dividends and distributions ........................................    (0.490)     (0.853)      (1.270)     (0.600)
                                                                                 ------      ------       ------      ------
Net asset value, end of period ..............................................   $10.930     $10.810      $11.520     $11.270
                                                                                 ======      ======       ======      ======
Total return(4) .............................................................     5.88%       1.45%       14.68%      19.21%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................................   $12,937     $11,278       $6,707        $897
   Ratio of expenses to average net assets ..................................     0.95%       0.95%        0.95%       0.95%
   Ratio of expenses to average net assets prior to expense
      limitation ............................................................     1.29%       1.74%        4.70%      12.04%
   Ratio of net investment income to average net assets .....................     5.88%       6.06%        7.12%       8.00%
   Ratio of net investment income (loss) to average net assets
      prior to expense limitation ...........................................     5.54%       5.27%        3.37%      (3.09%)
   Portfolio turnover .......................................................       93%         76%          42%         98%

----------------------
(1) Per share information for the years ended November 30, 1996, 1997, and 1998 was based on the average shares outstanding method.
(2) Date of commencement of trading.
(3) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and total return for this relatively short period are not meaningful.

                             See accompanying notes
                                           for international diversification 31

--------------------------------------------------------------------------------
Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                  GLOBAL EQUITY SERIES A CLASS
                                                                        -----------------------------------------------
                                                                                                            12/27/94(2)
                                                                                    YEAR ENDED                   TO
                                                                        11/30/98(4)   11/30/97    11/30/96    11/30/95
Net asset value, beginning of period .................................... $14.050     $13.310      $11.900     $10.000

Income from investment operations:
   Net investment income(1) .............................................   0.289       0.437        0.493       0.301
   Net realized and unrealized gain on investments and
    foreign currencies ..................................................   0.826       0.843        1.572       1.839
                                                                           ------      ------       ------      ------
   Total from investment operations .....................................   1.115       1.280        2.065       2.140
                                                                           ------      ------       ------      ------
Less dividends and distributions:
   Dividends from net investment income .................................  (0.335)     (0.490)      (0.385)     (0.240)
   Distributions from net realized gain on investments ..................  (1.230)     (0.050)      (0.270)       none
                                                                           ------      ------       ------      ------
   Total dividends and distributions ....................................  (1.565)     (0.540)      (0.655)     (0.240)
                                                                           ------      ------       ------      ------
Net asset value, end of period .......................................... $13.600     $14.050      $13.310     $11.900
                                                                           ======      ======       ======      ======
Total return(3) .........................................................   8.83%       9.91%       18.17%      21.48%

Ratios and supplemental data:

   Net assets, end of period (000 omitted) ..............................  $7,329      $6,939      $11,878      $3,122
   Ratio of expenses to average net assets ..............................   1.55%       1.25%        1.25%       1.25%
   Ratio of expenses to average net assets prior to expense
    limitation ..........................................................   1.99%       2.16%        2.72%       7.55%
   Ratio of net investment income to average net assets .................   2.17%       3.24%        4.13%       4.75%
   Ratio of net investment income (loss) to average net assets
    prior to expense limitation .........................................   1.73%       2.33%        2.66%      (1.55%)
   Portfolio turnover ...................................................     90%         74%          34%         57%

                               [restubbed table]

                                                                                GLOBAL EQUITY SERIES B CLASS
                                                                       -----------------------------------------------
                                                                                                            12/27/94(2)
                                                                                   YEAR ENDED                   TO
                                                                       11/30/98(4)   11/30/97    11/30/96    11/30/95
Net asset value, beginning of period ..................................  $14.040     $13.300      $11.880     $10.000

Income from investment operations:
   Net investment income(1) ...........................................    0.197       0.342        0.379       0.212
   Net realized and unrealized gain on investments and
    foreign currencies ................................................    0.813       0.848        1.606       1.848
                                                                          ------      ------       ------      ------
   Total from investment operations ...................................    1.010       1.190        1.985       2.060
                                                                          ------      ------       ------      ------
Less dividends and distributions:

   Dividends from net investment income ...............................   (0.220)     (0.400)      (0.295)     (0.180)
   Distributions from net realized gain on investments ................   (1.230)     (0.050)      (0.270)       none
                                                                          ------      ------       ------      ------
   Total dividends and distributions ..................................   (1.450)     (0.450)      (0.565)     (0.180)
                                                                          ------      ------       ------      ------
Net asset value, end of period ........................................  $13.600     $14.040      $13.300     $11.880
                                                                          ======      ======       ======      ======
Total return(3) .......................................................    7.97%       9.18%       17.32%      20.73%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............................   $5,397      $4,445       $4,796        $613
   Ratio of expenses to average net assets ............................    2.25%       1.95%        1.95%       1.95%
   Ratio of expenses to average net assets prior to expense
    limitation ........................................................    2.69%       2.86%        3.42%       8.25%
   Ratio of net investment income to average net assets ...............    1.47%       2.54%        3.43%       4.05%
   Ratio of net investment income (loss) to average net assets
    prior to expense limitation .......................................    1.03%       1.63%        1.96%      (2.25%)
   Portfolio turnover .................................................      90%         74%          34%         57%

----------------------
(1) Per share information for the years ended November 30, 1997 and 1998 was based on the average shares outstanding method.
(2) Date of commencement of trading; ratios and total return have been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Effective July 21, 1998, the Series was renamed the Global Equity Series (formerly the Global Assets Series) and its investment focus was changed, eliminating the Series bond component in favor of stocks.

                             See accompanying notes

32 for international diversification

--------------------------------------------------------------------------------
Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                  GLOBAL EQUITY SERIES C CLASS
                                                                         -----------------------------------------------
                                                                                                             11/29/95(2)
                                                                                     YEAR ENDED                   TO
                                                                         11/30/98(6)  11/30/97     11/30/96    11/30/95
Net asset value, beginning of period ....................................  $13.990     $13.250      $11.890     $11.940

Income (loss) from investment operations:
   Net investment income(1) .............................................    0.197       0.341        0.446        none
   Net realized and unrealized gain (loss) on investments and
    foreign currencies ..................................................    0.813       0.849        1.534      (0.050)
                                                                            ------      ------       ------      ------
   Total from investment operations .....................................    1.010       1.190        1.980      (0.050)
                                                                            ------      ------       ------      ------
Less dividends and distributions:
   Dividends from net investment income .................................   (0.220)     (0.400)      (0.350)       none
   Distributions from net realized gain on investments ..................   (1.230)     (0.050)      (0.270)       none
                                                                            ------      ------       ------      ------
   Total dividends and distributions ....................................   (1.450)     (0.450)      (0.620)       none
                                                                            ------      ------       ------      ------
Net asset value, end of period ..........................................  $13.550     $13.990      $13.250     $11.890
                                                                            ======      ======       ======      ======

Total return(4) .........................................................    8.00%       9.21%       17.33%          (5)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..............................   $3,391      $3,094       $1,185          $5
   Ratio of expenses to average net assets ..............................    2.25%       1.95%        1.95%          (5)
   Ratio of expenses to average net assets prior to expense
    limitation ..........................................................    2.69%       2.86%        3.42%          (5)
   Ratio of net investment income to average net assets .................    1.47%       2.54%        3.43%          (5)
   Ratio of net investment income (loss) to average net assets
    prior to expense limitation .........................................    1.03%       1.63%        1.96%          (5)
   Portfolio turnover ...................................................      90%         74%          34%          (5)

                                [restubbed table]

                                                                             GLOBAL EQUITY SERIES INSTITUTIONAL CLASS
                                                                          -----------------------------------------------
                                                                                                               12/27/94(3)
                                                                                     YEAR ENDED                    TO
                                                                          11/30/98(6)  11/30/97     11/30/96     11/30/95
Net asset value, beginning of period .....................................  $14.100     $13.340      $11.930     $10.000

Income (loss) from investment operations:
   Net investment income(1) ..............................................    0.329       0.478        0.567       0.473
   Net realized and unrealized gain (loss) on investments and
    foreign currencies ...................................................    0.816       0.857        1.533       1.697
                                                                             ------      ------       ------      ------
   Total from investment operations ......................................    1.145       1.335        2.100       2.170
                                                                             ------      ------       ------      ------
Less dividends and distributions:
   Dividends from net investment income ..................................   (0.405)     (0.525)      (0.420)     (0.240)
   Distributions from net realized gain on investments ...................   (1.230)     (0.050)      (0.270)       none
                                                                             ------      ------       ------      ------
   Total dividends and distributions .....................................   (1.635)     (0.575)      (0.690)     (0.240)
                                                                             ------      ------       ------      ------
Net asset value, end of period ...........................................  $13.610     $14.100      $13.340     $11.930
                                                                             ======      ======       ======      ======
Total return(4) ..........................................................    9.07%      10.34%       18.38%      21.88%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............................   $2,627      $2,310       $2,203      $2,191
   Ratio of expenses to average net assets ...............................    1.25%       0.95%        0.95%       0.95%
   Ratio of expenses to average net assets prior to expense
    limitation ...........................................................    1.69%       1.86%        2.42%       7.25%
   Ratio of net investment income to average net assets ..................    2.47%       3.54%        4.43%       5.05%
   Ratio of net investment income (loss) to average net assets
    prior to expense limitation ..........................................    2.03%       2.63%        2.96%      (1.25%)
   Portfolio turnover ....................................................      90%         74%          34%         57%

----------------------
(1) Per share information for the years ended November 30, 1997 and 1998 was based on the average shares outstanding method.
(2) Date of commencement of trading.
(3) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and total return for this relatively short period are not meaningful.
(6) Effective July 21, 1998, the Series was renamed the Global Equity Series (formerly the Global Assets Series) and its investment focus was changed, eliminating the Series bond component in favor of stocks.

                             See accompanying notes
                                           for international diversification 33

--------------------------------------------------------------------------------
Selected data for each share of the Series outstanding throughout each period were as follows:

                                                              EMERGING MARKETS SERIES A CLASS      EMERGING MARKETS SERIES B CLASS
                                                              ---------------------------------   ---------------------------------
                                                                                      6/10/96(2)                          6/10/96(2)
                                                                   YEAR ENDED            TO             YEAR ENDED            TO
                                                              11/30/98   11/30/97     11/30/96    11/30/98      11/30/97   11/30/96
Net asset value, beginning of period ........................ $10.200      $9.970      $10.000     $10.110       $9.940     $10.000

Income (loss) from investment operations:
   Net investment income (loss)(1) ..........................   0.129       0.062        0.018       0.070       (0.020)     (0.051)
   Net realized and unrealized gain (loss) on investments
    and foreign currencies ..................................  (3.174)      0.253       (0.048)     (3.135)       0.265      (0.009)
                                                               ------      ------      -------      ------       ------     -------
   Total from investment operations .........................  (3.045)      0.315       (0.030)     (3.065)       0.245      (0.060)
                                                               ------      ------      -------      ------       ------     -------
Less dividends and distributions:

   Dividends from net investment income .....................  (0.020)     (0.010)        none        none         none        none
   Distributions from net realized gain on investments ......  (0.605)     (0.075)        none      (0.605)      (0.075)       none
                                                               ------      ------      -------      ------       ------     -------
   Total dividends and distributions ........................  (0.625)     (0.085)        none      (0.605)      (0.075)       none
                                                               ------      ------      -------      ------       ------     -------
Net asset value, end of period ..............................  $6.530     $10.200       $9.970      $6.440      $10.110      $9.940
                                                               ======      ======      =======      ======       ======     =======
Total return(3) ............................................. (31.66%)      3.19%       (0.30%)    (32.11%)       2.48%      (0.60%)

Ratios and supplemental data:

   Net assets, end of period (000 omitted) ..................  $5,584      $9,665       $2,518      $2,528       $3,484        $282
   Ratio of expenses to average net assets ..................   1.96%       2.00%        2.00%       2.70%        2.70%       2.70%
   Ratio of expenses to average net assets prior to expense
     limitation .............................................   3.91%        3.02%       4.10%       4.61%        3.72%        4.80%
   Ratio of net investment income (loss) to average net assets  1.58%       0.52%        0.17%       0.84%       (0.18%)     (0.53%)
   Ratio of net investment income (loss) to average net assets
     prior to expense limitation ............................  (0.37%)     (0.50%)      (1.93%)     (1.07%)      (1.20%)     (2.63%)
   Portfolio turnover .......................................     47%         65%          36%         47%          65%         36%

----------------------
(1) Per share information was based on the average shares outstanding method.
(2) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

34 for international diversification

--------------------------------------------------------------------------------
Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                                        EMERGING MARKETS SERIES
                                                              EMERGING MARKETS SERIES C CLASS             INSTITUTIONAL CLASS
                                                             ----------------------------------   ----------------------------------
                                                                                     6/10/96(2)                           6/10/96(2)
                                                                   YEAR ENDED             TO            YEAR ENDED            TO
                                                             11/30/98     11/30/97    11/30/96    11/30/98     11/30/97    11/30/96
Net asset value, beginning of period .......................  $10.110      $9.940      $10.000     $10.250       $9.990     $10.000

Income (loss) from investment operations:
   Net investment income (loss)(1) .........................    0.068      (0.019)      (0.051)      0.151        0.098       0.047
   Net realized and unrealized gain (loss) on investments
    and foreign currencies .................................   (3.143)      0.264       (0.009)     (3.191)       0.262      (0.057)
                                                               ------      ------      -------      ------       ------     -------
   Total from investment operations ........................   (3.075)      0.245       (0.060)     (3.040)       0.360      (0.010)
                                                               ------      ------      -------      ------       ------     -------
Less dividends and distributions:
   Dividends from net investment income ....................      none       none         none      (0.055)      (0.025)       none
   Distributions from net realized gain on investments .....   (0.605)     (0.075)        none      (0.605)      (0.075)       none
                                                               ------      ------      -------      ------       ------     -------
   Total dividends and distributions .......................   (0.605)     (0.075)        none      (0.660)      (0.100)       none
                                                               ------      ------      -------      ------       ------     -------
Net asset value, end of period .............................   $6.430     $10.110       $9.940      $6.550      $10.250      $9.990
                                                               ======      ======      =======      ======       ======     =======

Total return(3) ............................................  (32.21%)      2.48%       (0.60%)    (31.55%)       3.64%      (0.10%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................     $884      $1,519         $199      $1,117       $1,916      $3,717
   Ratio of expenses to average net assets .................    2.70%       2.70%        2.70%       1.70%        1.70%       1.70%
   Ratio of expenses to average net assets prior to expense
     limitation ............................................     4.61%      3.72%        4.80%       3.61%        2.72%       3.80%
   Ratio of net investment income (loss) to average net
     assets ................................................     0.84%     (0.18%)      (0.53%)      1.84%        0.82%       0.47%
   Ratio of net investment income (loss) to average net
     assets prior to expense limitation ....................    (1.07%)    (1.20%)      (2.63%)     (0.07%)      (0.20%)     (1.63%)
   Portfolio turnover                                              47%        65%          36%         47%          65%         36%

----------------------
(1) Per share information was based on the average shares outstanding method.
(2) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
                                           for international diversification 35

DELAWARE GROUP
GLOBAL & INTERNATIONAL FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1998
--------------------------------------------------------------------------------

Delaware Group Global & International Funds, Inc. (the Fund) is registered as a Maryland corporation and offers six series: the International Equity Series, the Global Bond Series, the Global Equity Series (formerly the Global Assets Series), the Emerging Markets Series, the Global Opportunities Series and the International Small Cap Series. These financial statements and the related notes pertain to the International Equity Series, the Global Bond Series, the Global Equity Series and the Emerging Markets Series (the Series). The International Equity Series is registered as a diversified open-end investment company, and the Global Bond Series, the Global Equity Series and the Emerging Markets Series are registered as non-diversified open-end investment companies under the Investment Company Act of 1940, as amended. Each Series offers four classes of shares. The A Class carries a front-end sales charge of 5.75% for all Series except the Global Bond Series, which is 4.75%. The B Class carries a back-end deferred sales charge, the C Class carries a level load sales charge and the Institutional Class has no sales charge.

The investment objective of each Series is as follows:

INTERNATIONAL EQUITY SERIES: To seek long-term growth without undue risk to principal by investing primarily in international equity securities with the potential for capital appreciation and income.

GLOBAL BOND SERIES: To seek current income consistent with the preservation of principal by investing primarily in international bonds that may also provide the potential for capital appreciation.

GLOBAL EQUITY SERIES: To seek long-term total return by investing in securities, including U.S. and foreign stocks, with the potential for capital appreciation and income.

EMERGING MARKETS SERIES: To seek long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging market countries.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

SECURITY VALUATION - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before each Series is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds Board of Directors.

FEDERAL INCOME TAXES - Each Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

CLASS ACCOUNTING - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

REPURCHASE AGREEMENTS - Each Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

FOREIGN CURRENCY TRANSACTIONS - Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities in the statement of operations that result from fluctuations in foreign currency exchange rates. The Series do isolate that portion of gains and losses on investments of debt securities which are due to changes in the foreign currency exchange rate from that which are due to changes in the market prices of debt securities. The Series report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series are aware of such dividends, net of all non-rebatable tax withholdings. Original issue discounts are accreted to interest income over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Series understanding of the applicable countrys tax rules and rates. Each Series declares and pays dividends from capital gains annually and from net investment income as follows: the International Equity Series, the Global Equity Series and the Global Bond Series quarterly and the Emerging Markets Series annually.

Certain expenses of the Series are paid through soft dollar arrangements with brokers. The amount of these expenses is less than 0.01% of each Series average daily net assets.

2. INVESTMENT MANAGEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of the Investment Management Agreement, each Series pays Delaware International Advisers Ltd. (DIAL), the Investment Manager, an annual fee based on its net assets, less the fees paid to the unaffiliated directors for the International Equity Series, the Global Equity Series and the Global Bond Series. The management fee for the Emerging Markets Series is without consideration of amounts paid to unaffiliated directors. DIAL has entered into a sub-advisory agreement with Delaware Management Company (DMC), an affiliate, with respect to the management of the Global Equity Series investment in U.S. securities. DMC receives 25% of the management fee paid to DIAL for managing the U.S.

36 for international diversification

2. INVESTMENT MANAGEMENT AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED) The management fee rates are as follows:

                                                                          INTERNATIONAL    GLOBAL      GLOBAL     EMERGING
                                                                              EQUITY        BOND       EQUITY      MARKETS
                                                                              SERIES       SERIES      SERIES       SERIES
                                                                              ---------------------------------------------
   Management fee as a percentage of average daily net assets (per annum) ....  0.75%        0.75%       0.75%        1.25%

DIAL has elected to waive its fees and reimburse each Series to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and distribution expenses, exceed 1.55% for each class of the International Equity Series and the Global Equity Series, 0.95% for each class of the Global Bond Series and 1.70% for each class of the Emerging Markets Series of the average daily net assets for each Series through May 31, 1999. Prior to June 1, 1998, such expenses for the Global Equity Series were limited to 0.95%

The Series have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. Each Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On November 30, 1998, the Series had payables to affiliates as follows:

                                                      INTERNATIONAL    GLOBAL      GLOBAL     EMERGING
                                                          EQUITY        BOND       EQUITY      MARKETS
                                                          SERIES       SERIES      SERIES       SERIES
                                                      ------------------------------------------------
   Investment Management fee payable to DIAL ........... $177,540      $7,867          --           --
   Dividend disbursing, transfer agent fees, accounting
    fees and other expenses payable to DSC .............   97,468       4,664     $10,419       $8,298

Pursuant to the Distribution Agreement, each Series pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. For the period February 1, 1998 through July 31, 1999, DDLP has elected to waive its fees to ensure that the annual fee received from the Emerging Markets Series A Class does not exceed 0.25% of the average daily net assets.

For the year ended November 30, 1998, DDLP earned commissions on sales of the A Class shares for each Series as follows:

   INTERNATIONAL        GLOBAL      GLOBAL      EMERGING
     EQUITY              BOND       EQUITY       MARKETS
     SERIES             SERIES      SERIES       SERIES
   ------------------------------------------------------
     $68,957            $2,758      $6,538       $7,584

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. INVESTMENTS

During the year ended November 30, 1998, each Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

                                                     INTERNATIONAL  GLOBAL       GLOBAL      EMERGING
                                                         EQUITY      BOND        EQUITY      MARKETS
                                                         SERIES     SERIES       SERIES       SERIES
                                                     -------------------------------------------------
   Purchases ....................................... $116,958,859 $15,327,605  $17,100,125  $6,535,182
   Sales ...........................................   13,633,745  10,079,094   14,674,593   6,249,814

At November 30, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Series were as follows:

                                                    INTERNATIONAL         GLOBAL        GLOBAL          EMERGING
                                                        EQUITY             BOND         EQUITY           MARKETS
                                                        SERIES            SERIES        SERIES            SERIES
                                                    --------------------------------------------------------------
   Cost of investments ............................  $312,063,329     $19,532,249    $17,365,533       $17,416,212
                                                     ============     ===========    ===========       ===========
   Aggregate unrealized appreciation ..............   $53,716,365        $543,282     $1,907,342              $107
   Aggregate unrealized depreciation ..............   (20,634,223)       (730,181)      (600,875)       (7,303,582)
                                                     ------------     -----------    -----------       -----------
   Net unrealized appreciation (depreciation) .....   $33,082,142       ($186,899)    $1,306,467       ($7,303,475)
                                                     ============     ===========    ===========       ===========

For federal income tax purposes, the Fund had accumulated capital losses at November 30, 1998 for each Series as follows:

                                                   YEAR OF EXPIRATION
                                                          2006
                                                   ------------------
   International Equity Series ........................ $2,837,854

   Emerging Markets Series ............................  1,188,491
                                           for international diversification 37

4. CAPITAL STOCK

Transactions in capital stock shares were as follows:

                                                                 INTERNATIONAL EQUITY           GLOBAL BOND
                                                                         SERIES                     SERIES
                                                                -----------------------    ----------------------
                                                                       YEAR ENDED                 YEAR ENDED
                                                                  11/30/98    11/30/97      11/30/98    11/30/97
Shares sold:
   A Class ..................................................... 16,564,864   6,322,583      113,649     251,836
   B Class .....................................................  4,073,265   3,317,692       34,421      65,290
   C Class .....................................................  7,476,066   1,288,076        4,332      55,133
   Institutional Class .........................................  8,697,007   3,519,724      393,104     504,713

Shares issued upon reinvestment of distributions from
 net investment income and net realized gain on investments:
   A Class .....................................................    275,722     193,856       11,830      24,085
   B Class .....................................................     60,552      20,835        2,915       4,494
   C Class .....................................................     20,437       4,643        2,026       2,867
   Institutional Class .........................................    207,907      86,399       52,808      62,112
                                                                -----------  ----------    ---------   ---------
                                                                 37,375,820  14,753,808      615,085     970,530
                                                                -----------  ----------    ---------   ---------
Shares repurchased:
   A Class .....................................................(16,518,776) (4,933,746)    (120,563)   (154,612)
   B Class ..................................................... (3,853,029) (1,893,676)     (28,855)    (31,190)
   C Class ..................................................... (7,386,503)   (611,809)     (22,294)     (2,843)
   Institutional Class ......................................... (3,016,912) (1,096,146)    (305,570)   (106,037)
                                                                -----------  ----------    ---------   ---------
                                                                (30,775,220) (8,535,377)    (477,282)   (294,682)
                                                                -----------  ----------    ---------   ---------
   Net increase ................................................  6,600,600   6,218,431      137,803     675,848
                                                                ===========  ==========    =========   =========
                                                                      GLOBAL EQUITY          EMERGING MARKETS
                                                                          SERIES                   SERIES
                                                                -----------------------    ---------------------
                                                                        YEAR ENDED               YEAR ENDED
                                                                   11/30/98    11/30/97     11/30/98    11/30/97
Shares sold:
   A Class .....................................................    176,582     256,603      415,378   1,427,852
   B Class .....................................................    101,799     163,601      123,871     469,643
   C Class .....................................................     54,271     136,936       58,715     140,946
   Institutional Class .........................................     39,144      15,591      138,485     193,572

Shares issued upon reinvestment of distributions from
 net investment income and net realized gain on investments:
   A Class .....................................................     58,833      28,560       56,786       2,273
   B Class .....................................................     34,726      10,606       21,543         211
   C Class .....................................................     22,924       3,999        8,341         156
   Institutional Class .........................................     21,063       7,188       12,171       3,734
                                                                  ---------    --------   ----------  ----------
                                                                    509,342     623,084      835,290   2,238,387
                                                                  ---------    --------   ----------  ----------
Shares repurchased:
   A Class .....................................................   (190,149)   (684,103)    (563,918)   (735,449)
   B Class .....................................................    (56,458)   (218,266)     (97,215)   (153,713)
   C Class .....................................................    (48,156)     (9,239)     (79,781)    (10,999)
   Institutional Class .........................................    (31,084)    (24,094)    (167,165)   (382,197)
                                                                  ---------    --------   ----------  ----------
                                                                   (325,847)   (935,702)   (908,079)  (1,282,358)
                                                                  ---------    --------   ----------  ----------
   Net increase (decrease) .....................................    183,495    (312,618)     (72,789)    956,029
                                                                  =========    ========   ==========  ==========

38 for international diversification

--------------------------------------------------------------------------------
5. LINES OF CREDIT
The Fund has a committed line of credit for $10.8 million for the International Equity Series, $900,000 for the Global Bond Series, $1 million for the Global Equity Series and $900,000 for the Emerging Markets Series. No amounts were outstanding at November 30, 1998, or at any time during the fiscal year.

6. FOREIGN EXCHANGE CONTRACTS
A Series will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. A Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Series may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed is recorded.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The following forward foreign currency contracts were outstanding at November 30, 1998:

INTERNATIONAL EQUITY SERIES

                                                                VALUE OF                               UNREALIZED
CONTRACTS TO                           IN EXCHANGE             CONTRACT AT        SETTLEMENT          APPRECIATION
DELIVER                                     FOR                 11/30/98              DATE           (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------
13,773,956 British Pounds              $23,243,000            $22,668,970            1/29/99            $574,030
22,310,390 Japanese Yen                    180,953                181,128            12/2/98                (175)

GLOBAL EQUITY SERIES

CONTRACTS TO
DELIVER
-------------------------------------------------------------------------------------------------------------------
829,349 British Pounds                  $1,398,000             $1,364,930            1/29/99             $33,070

7. MARKET AND CREDIT RISK

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a countrys balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moodys. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

With the exception of the Emerging Markets Series, each Series may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The Emerging Markets Series may invest up to 15% in such securities. The relative illiquidity of some of these securities may adversely affect the Series ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

--------------------------------------------------------------------------------
8. SECURITIES LENDING

The International Equity Series may participate, along with other funds in the Delaware Investments Family of Funds, in a Securities Lending Agreement (Lending Agreement). Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of securities issued in the U.S. and 105% of the market value of securities issued outside of the U.S. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moodys Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at November 30, 1998 were as follows:

                                          MARKET VALUE OF
                                        SECURITIES ON LOAN         COLLATERAL
                                        --------------------------------------
   International Equity Series ..........   $32,076,687           $33,305,685

Net income from securities lending activities for the year ended November 30, 1998 was $172,683 and is included in interest income on the statement of operations.

9. SUBSEQUENT EVENT

Each Series declared dividends from net investment income and distributions from net realized gain on investments payable December 30, 1998, to shareholders of record December 21, 1998.

Distributions from net realized gain on investments for all classes were as follows:

   INTERNATIONAL             GLOBAL            GLOBAL              EMERGING
      EQUITY                  BOND             EQUITY               MARKETS
      SERIES                 SERIES            SERIES               SERIES
   ------------------------------------------------------------------------
        --                   $0.105            $0.680                 --

40 for international diversification

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC.
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC.

We have audited the accompanying statement of net assets of Delaware Group Global & International Funds, Inc. (International Equity Series, Global Bond Series, Global Equity Series and Emerging Markets Series) (the Funds) as of November 30, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the Funds custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series of Delaware Group Global & International Funds, Inc. at November 30, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.


                                                         /s/ Ernst & Young LLP
                                                         ---------------------
                                                         Ernst & Young LLP
Philadelphia, Pennsylvania
January 8, 1999

THIS ANNUAL REPORT IS FOR THE INFORMATION OF GLOBAL & INTERNATIONAL FUNDS SHAREHOLDERS, but it may be used with prospective investors when preceded or accompanied by current Prospectuses for International Equity Fund, Emerging Markets Fund, Global Equity Fund, and Global Bond Fund, which set forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF DIRECTORS
JEFFREY J. NICK
Chairman, President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

JOHN H. DURHAM
Partner, Complete Care Services
Horsham, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

WAYNE A. STORK
Chairman
Delaware Management Holdings, Inc.
Philadelphia, PA

AFFILIATED OFFICERS
DAVID K. DOWNES
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Delaware Investments Family of Funds
Philadelphia, PA

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President, Secretary
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

directors
& officers
--------------------------------------------------------------------------------
INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

                                                            [photo of globes]

When used with prospective investors, this report must be preceded or accompanied by current International Equity Fund, Emerging Markets Fund, Global Equity Fund, and Global Bond Fund Prospectuses and the Delaware Investments Performance Updates for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware Investments.

                                          For Shareholders
                                          1.800.523.1918

                                          For Securities Dealers
                                          1.800.362.7500

                                          For Financial Institutions
                                          Representatives Only
                                          1.800.659.2265

                                          www.delawarefunds.com

International investing has special risks that include less stable economies and governments, currency fluctuations and different accounting standards.

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.

DELAWARE(SM)
INVESTMENTS
-------------------
PHILADELPHIA*LONDON

(C) Delaware Distributors, L.P.

Printed in the USA
on recycled paper

(1377)
AR-034[11/98]TKO1/99